UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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CAPITAL SOUTHWEST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5400 LBJ Freeway, Suite 1300 Dallas, TX 75240 214.238.5700 www.capitalsouthwest.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 2, 2017

To the Shareholders of Capital Southwest Corporation:

The 2017 Annual Meeting of Shareholders of Capital Southwest Corporation will be held on August 2, 2017, at 9:00 a.m., Dallas time (the “Annual Meeting”). We will hold our Annual Meeting in the Madison Conference Room, Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240. The purpose of this meeting is for our shareholders to consider and vote to:

1.     elect six directors to serve until the 2018 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2.     approve the conversion of Capital Southwest Corporation from a Texas corporation to a Maryland corporation;

3.     approve, on an advisory basis, the compensation of our named executive officers;

4.     approve, on an advisory basis, the frequency of the advisory vote on executive compensation;

5.     ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and

6.     transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 13, 2017 are entitled to receive notice and to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 2, 2017. Our proxy statement and our Annual Report on Form 10‑K for the fiscal year ended March 31, 2017 (“Annual Report”) are available online at www.proxyvote.com. The proxy statement and Annual Report can also be found on our website www.capitalsouthwest.com under the “SEC Filings” tab or on the SEC’s EDGAR website at www.sec.gov.

Your vote is very important. Accordingly, please vote or authorize a proxy to vote, whether or not you plan to attend the Annual Meeting. You may vote or authorize a proxy to vote by (1) mail by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope we have provided; (2) Internet at www.proxyvote.com; (3) phone by calling 1‑800‑690‑6903; or (4) attending the Annual Meeting and voting in person. If you plan to attend the Annual Meeting to vote in person and your shares are registered in your own name with our transfer agent, American Stock Transfer & Trust Company, you may do so. If your shares are held in the name of a bank, broker or other nominee (i.e., in street name), you must obtain a proxy from the bank or broker assigning voting rights to you for your shares in order to vote in person at the Annual Meeting. This proxy statement, proxy card and any accompanying proxy materials are first being mailed to shareholders of record on or about June 16, 2017.

Thank you for your support of Capital Southwest Corporation.

By Order of the Board of Directors

Michael Sarner
Chief Financial Officer,
Chief Compliance Officer
and Secretary

June 16, 2017

Dallas, Texas

i

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 2, 2017

2017 EXECUTIVE SUMMARY

Dear Fellow Shareholders,

Fiscal year 2017 represented our second full fiscal year as a middle market lender and one in which we made substantial progress establishing ourselves as a meaningful participant in the lower middle market. Since launching our credit strategy in January 2015, we have worked diligently to create a robust middle market lending firm in which every decision we make is made to support the long term interests of our shareholders. This includes not only portfolio investment and divestiture decisions, but also setting up internal systems and controls that are best-in-class. Our aim is to ensure that all governance, structural and legal aspects of the firm are set up to attract top talent to our firm and Board of Directors, as well as to ensure investor confidence in our management of their capital. To that end, this year we conducted a review of our organizational documents and determined that Capital Southwest and its shareholders would benefit from changing Capital Southwest’s state of incorporation from Texas to Maryland. We found that Capital Southwest was the only business development company (“BDC”) incorporated in Texas, with most other BDCs incorporated in either Maryland or Delaware due to those states’ well developed case law and familiarity with registered investment companies. Additionally, we determined that there are a number of modern provisions in each of the Maryland and Delaware statutes that we believe would benefit our shareholders, such as greater flexibility for dividends and distributions. After a full evaluation, the Board of Directors decided that converting Capital Southwest to a Maryland corporation was the most beneficial course of action for our shareholders. In reviewing the details included within the Maryland provisions, the Board of Directors has proactively chosen to opt out of several Maryland provisions that could restrict shareholder rights in an effort to preserve current shareholder rights and distinguish ourselves from other business development companies in Maryland. The proxy statement includes a summary of changes that will result from our conversion.

We are pleased with the progress we were able to make during fiscal year 2017 and look forward to discussing our results for the full year prior to the annual meeting once our audit is completed. We are truly grateful for your support.  Finally, we want you to know that we take the responsibility of the stewardship of your capital very seriously and are honored to have the opportunity to serve you.

Yours truly,

Bowen S. Diehl

President & Chief Executive Officer

GENERAL INFORMATION

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Capital Southwest Corporation, a Texas corporation (the “Company,” “Capital Southwest,” “we,” “us,” or “our”). This proxy statement addresses the items of business for the Annual Meeting of Shareholders of Capital Southwest (the “Annual Meeting”) to be held on August 2, 2017 or any postponement or adjournment thereof. We will hold the Annual Meeting at 9:00 a.m., Dallas time in the Madison Conference Room, Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240. This proxy statement, the proxy card and any accompanying proxy materials are being mailed to shareholders on or about June 16, 2017. The Company will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. In addition, our officers may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. In addition, we have engaged Georgeson to assist in the solicitation of proxies for fees and disbursements not to exceed approximately $15,000 in the aggregate. If your shares are held through a broker or other nominee (i.e., in “street name”), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which the Company will reimburse them for reasonable out-of-pocket expenses.

PROPOSALS TO BE VOTED ON

At the meeting, you will be asked to vote on the following five proposals:

•     Proposal 1:      the election of six directors to serve until the 2018 Annual Meeting;

•     Proposal 2:      the conversion of the Company from a Texas corporation to a Maryland corporation;

•     Proposal 3:      an advisory vote on the compensation of our named executive officers;

•     Proposal 4:      an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

•     Proposal 5:      the ratification of our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending March 31, 2018.

VOTING INFORMATION

Record Date and Who May Vote

Our Board selected the close of business on June 13, 2017 as the record date (the “Record Date”) for determining shareholders entitled to vote at the Annual Meeting. If your shares were registered directly in your name with American Stock Transfer and Trust Company, our transfer agent and registrar, on the Record Date, you were a shareholder of record or registered holder on the Record Date and you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held through a bank, broker or other nominee (the “account holder”) on the Record Date, you are considered the “beneficial owner” of shares held in “street name” and your nominee has the authority to vote your shares at the Annual Meeting in accordance with your instructions.

Voting by Internet, by Phone, by Mail or in Person

If your shares are held directly in your name, you may vote or authorize a proxy to vote using any of the following methods:

•     By Internet:    Go to www.proxyvote.com and use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on August 1, 2017. Have your proxy card in hand when you access the website and following the instructions.

•     By Phone:       Call 1‑800‑690‑6903 on any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on August 1, 2016. Have your proxy card in hand when you call and follow the instructions.

•     By Mail:          Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. The named proxies will vote your shares according to your directions. If you should deliver a signed proxy card without indicating your vote, the person voting the proxy will vote in favor of proposals 1, 2, 3 and 5, and in favor of “one year” on proposal 4.

•     In Person:       You may vote shares held directly in your name in person at the Annual Meeting. If you want to vote shares that you hold in “street name” at the meeting, you must request a legal proxy from your broker, bank or other nominee.

If you do not make any selection on the proxy card, the proxy holders named on your proxy card will vote your shares in favor of (1) the election of all of the director nominees, (2) the proposal to convert the Company from a Texas corporation to a Maryland corporation, (3) the proposal to approve, on an advisory basis, the compensation of our named executive officers, (4) the proposal to select, on an advisory basis, that the advisory vote on the compensation of our named executive officers occur every year and (5) the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the 2018 fiscal year.

If your shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your shares, and the account holder is required to vote your shares in accordance with your instructions. In addition, as the beneficial owner of shares, you are entitled to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy, executed in your favor, from the account holder of your shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you must provide voting instructions as to all your accounts to vote all your shares.

Confidentiality

Proxy cards, ballots and voting tabulations that identify individual shareholders are confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your card.

How to Revoke or Change Your Vote

For shares held of record, you may revoke a proxy or change your vote at any time before the Annual Meeting by any of the following methods:

•	sending a written revocation to our Secretary at our principal executive office;
•	authorizing a subsequent proxy card through the Internet or by telephone;
•	executing and submitting a later dated proxy card; or
•	voting in person at the Annual Meeting.

Unless you attend the Annual Meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.

For shares held in street name, you should follow the instructions in the voting instructions form provided by the account holder to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the account holder that holds those shares for you.

Quorum

The presence at the Annual Meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. The Annual Meeting will be held only if a quorum is present. If you attend the meeting or vote your shares using the enclosed proxy card or voting instructions form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

Vote Required; and How Votes Are Counted

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative votes, negative votes and abstentions.

Assuming a quorum is present at the Annual Meeting, the following votes are required to approve each proposal:

Proposal	Vote Required
Proposal One: Election of Directors

A nominee for director will be elected to the Board of Directors if the director nominee receives more affirmative votes than votes withheld. Abstentions have the same effect as votes withheld, while broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect of the outcome of the election.

Proposal Two: Conversion from a Texas corporation to a Maryland corporation

The affirmative vote of two-thirds of the shares outstanding is required to approve the proposal to convert from a Texas corporation to a Maryland corporation. Abstentions and broker non-votes will have the same effect as votes cast against the proposal.

Proposal Three: Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions have the same effect as votes cast against the proposal, while broker non-votes do not affect the outcome.

Proposal Four: Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers

The frequency receiving the greatest number of votes will be the frequency of the advisory vote on the compensation of our named executive officers that is approved by our shareholders. Abstentions and broker non-votes will not have any effect on the result of the vote on the proposal.

Proposal Five: Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal year 2018. Abstentions have the same effect as votes cast against the proposal.

We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a shareholder vote that comes before the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

There are currently seven directors on the Board, six of whom are standing for reelection at the Annual Meeting. David R. Brooks, Jack D. Furst, T. Duane Morgan, William R. Thomas III, John H. Wilson and Bowen S. Diehl are currently directors and each has been nominated to continue to serve as a director. Each director elected at the Annual Meeting will hold office for a one-year term expiring at the 2018 annual meeting of shareholders. Joseph B. Armes has chosen not to stand for reelection as director and Chairman of the Board and will no longer serve as a director following the Annual Meeting. The Board has determined that a board of directors comprised of six directors is an appropriate size for the Company following Mr. Armes’ departure. Only six board seats will be elected at the Annual Meeting. The Board intends to appoint David Brooks to serve as our Chairman of the Board following the Annual Meeting.

Board Composition

The Nominating/Corporate Governance Committee (the “NCG Committee”) seeks directors with established, strong professional reputations and experience in areas relevant to our investment strategy. Each of the director nominees holds or has held senior executive positions in large, complex organizations and has experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Each of our directors also has experience serving on or advising boards of directors and board committees of other organizations and has an understanding of corporate governance practices and trends.

The NCG Committee also believes that each of the nominees has other key attributes that are important to an effective board: integrity, candor, analytical skills, the willingness to engage management and each other in a constructive and collaborate fashion, and the ability and commitment to devote significant time and energy to serve on the Board and its committees. The NCG Committee takes into account diversity considerations in determining the director nominees and planning for director succession and believes that, as a group, the nominees bring a diverse range of perspectives to the Board’s deliberations.

In addition to the above, the NCG Committee also considered the specific experience described in the biographical information that follows in determining to nominate the individuals set forth below for election as directors.

Director Qualifications

The NCG Committee reviews with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the then-current composition of the Board. This assessment includes, in addition to qualities of intellect, integrity and judgment, business experience and knowledge, reputation and character, issues of diversity, relevant industry and trade association knowledge and participation, accounting and financial expertise, public company experience, willingness and ability to devote the time and effort required to effectively serve on the Board and relevant legal and regulatory qualifications. The NCG Committee makes this determination in the context of an assessment of the perceived needs of the Board at that point in time.

The Board recognizes that its members benefit from service on the boards of other companies. We encourage that service but also believe it is critical that directors have the ability to dedicate sufficient time to their service on our Board.

Information about the Directors

For each director, we have highlighted certain key areas of experience that qualify him or her to serve on the Board in each of their respective biographies below. The business address of each director nominee is 5400 LBJ Freeway,

Suite 1300, Dallas, Texas 75240. No director nominee otherwise serves as a director of an investment company subject to the 1940 Act.

Name and Age	Position Held with Company	Year First Elected or Appointed	Principal Occupation
Independent Directors
David R. Brooks (58)(1)	Chairman of the Board of Directors	2017	Chairman and Chief Executive Officer of Independent Bank Group, Inc.
	Director	2014
Jack D. Furst (58)	Director	2014	Founder of Oak Stream Investors
T. Duane Morgan (67)	Director	2012	Former/Retired Senior Vice President of Gardner Denver, Inc.
William R. Thomas III (46)	Director	2014	President of Thomas Heritage Foundation
John H. Wilson (74)	Director	1988	President of U.S. Equity Corporation
Interested Director
Bowen S. Diehl (48)	Director, President and Chief Executive Officer	2015	President and Chief Executive Officer of Capital Southwest Corporation

(1)	The Board intends to appoint David Brooks to serve as our Chairman of the Board following the Annual Meeting.

Director Nominee Biographies

Independent Directors

The Board has determined that Messrs. Brooks, Furst, Morgan, Thomas and Wilson are “independent” as defined by the Nasdaq Marketplace Rules and are not “interested persons” for purposes of the Investment Company Act of 1940 (the “1940 Act”).

David R. Brooks will be the Chairman of the Board of Capital Southwest following the Annual Meeting, subject to his re-election. Mr. Brooks is the Chairman of the Board, Chief Executive Officer, and a director of Independent Bank Group, Inc. (NASDAQ:IBTX), a publicly-traded bank holding company with approximately $5.9 billion in assets. Mr. Brooks previously served on the board of managers of Noel-Levitz, LLC, a large national higher education consulting company. He also previously served on the board of trustees of Houston Baptist University. Mr. Brooks has over 35 years of experience in the financial services industry and previously served as the chief financial officer at Baylor University. Mr. Brooks holds Bachelor and Master degrees in Business Administration from Baylor University. Capital Southwest benefits from Mr. Brooks’ extensive experience in overseeing the operations and growth of a bank holding company, his executive expertise in public and private companies, his significant experience as a director of public and private companies, and his expertise in financial matters.

Jack D. Furst is the founder of Oak Stream Investors, a private investment firm he started in 2008. Mr. Furst has over 25 years of experience in leveraged acquisitions and private investments. He joined HM Capital Partners LLC, a private equity firm, in 1989, the year it was formed (as Hicks, Muse, Tate & Furst, Inc.). Until 2008, he was a partner in HM Capital and was involved in all aspects of the firm’s business, including originating, structuring and monitoring HM Capital’s investments. Prior to joining HM Capital, Mr. Furst served as a Vice President and subsequently a partner of Hicks & Haas from 1987 to 1989. From 1984 to 1986, Mr. Furst was a mergers and acquisitions/corporate finance specialist for The First Boston Corporation in New York. Before joining First Boston, Mr. Furst was a Financial Consultant at Pricewaterhouse Coopers. Mr. Furst received his Bachelor of Science degree with honors from the College of Business Administration at Arizona State University and his Masters of Business Administration degree with honors from the Graduate School of Business at The University of Texas at Austin. Capital Southwest benefits from Mr. Furst’s senior executive and extensive private equity experience and his significant experience as a director of public and private companies.

T. Duane Morgan is the retired former President of the Engineered Products Group (EPG) of Gardner Denver, a global industrial manufacturer. Under Mr. Morgan, the EPG at Gardner Denver generated $1.1 billion of revenue across four divisions and 22 production facilities in the US, China, Germany, UK and Sweden. He spent almost 10 years with Gardner Denver until it was sold to Kohlberg Kravis Roberts (KKR) in July 2013 for $3.9 billion. Following the sale, Mr. Morgan continued as a Senior Vice President of Gardner Denver and advisor to KKR through July 2014, advising on matters including operational transition and strategy, as well as making presentations to ratings agencies that resulted in favorable financing for KKR and the new company. Prior to Gardner Denver, Mr. Morgan spent 20 years with Cooper Cameron, serving as President or Vice President of several of Cooper Cameron’s major divisions. Mr. Morgan also serves on the board of SACHEM, Inc., a privately-held specialty chemical company. Mr. Morgan holds a Bachelor of Science in Mathematics from McNeese State University and a Masters of Business Administration from Louisiana State University. He served as an Army Air Defense Artillery Officer in South Korea. Mr. Morgan is a National Association of Corporate Directors (“NACD”) Governance Fellow. Capital Southwest benefits from Mr. Morgan’s track record, spanning decades, of successful executive leadership through multiple economic cycles.

William R. Thomas III is a private investor who provides leadership for, and invests in, organizations that create financial return, social impact or both. He has served as President of the Thomas Heritage Foundation since 2008, a nonprofit and grant-making corporation. He manages personally and on behalf of Thomas Heritage Partners, Ltd. approximately 3.7% of the outstanding shares of the Company. Mr. Thomas was a deal professional with Capital Southwest from 2006 to 2012. During this time, Mr. Thomas made, enhanced and monetized investments in stand-alone private companies and add-on opportunities, served on the boards of eleven private companies, and oversaw valuation and regulatory compliance. From 2004 to 2006, Mr. Thomas earned his M.B.A. from Harvard Business School. During a portion of his time at Harvard, Mr. Thomas served as a consultant to private equity clients at Investor Group Services. From 1993 through 2004, Mr. Thomas served in the U.S. Air Force as a pilot in multiple aircraft and led training, safety, acquisition and logistics operations, achieving the rank of Major. Mr. Thomas serves as a director of Encore Wire Corporation (WIRE), is recognized as a National Association of Corporate Directors (NACD) Board Leadership Fellow and graduated from the United States Air Force Academy. Capital Southwest benefits from Mr. Thomas’ history with the Company, his investment experience and his perspective as a major shareholder of the Company.

John H. Wilson has been President of U.S. Equity Corporation, a private investment company, since 1983. He has over 45 years of experience as an executive or investor in numerous companies in the banking, insurance, manufacturing, communications, health and transportation industries. Mr. Wilson is also a director of Encore Wire Corporation (NASDAQ:WIRE). Mr. Wilson has a Bachelor of Business Administration degree from Baylor University. Capital Southwest benefits from Mr. Wilson’s diverse industry experience, his significant experience as a director of public and private companies, and his experience as both an executive and an investor in numerous companies.

Interested Director

The Board has determined that Mr. Diehl is an  “interested person” as defined in the 1940 Act due to his position as an officer of the Company.

Bowen S. Diehl has served as President and Chief Executive Officer and as a director of Capital Southwest since October 2015. Mr. Diehl joined Capital Southwest in March 2014 and served as its Chief Investment Officer from March 2014 to October 2015. Prior to joining Capital Southwest, Mr. Diehl was employed by American Capital, Ltd., a publicly traded private equity firm and global asset manager. From 2007 to 2014, he served as Co-Head of American Capital’s Sponsor Finance Group, the group responsible for the majority of American Capital’s middle market lending business. He served in other capacities at American Capital from 2001 to 2007. Mr. Diehl has managed investments that have included senior and subordinated debt, as well as preferred and common equity in both control and non-control structures. Mr. Diehl’s investment experience relates to a variety of industries including healthcare, business services, industrial manufacturing and consumer finance. Prior to American Capital, Mr. Diehl was a Vice President in Investment Banking at Merrill Lynch, where he gained experience working with companies in the exploration and production, oilfield services, natural gas pipeline, natural gas gathering and processing, homebuilding and semiconductor sectors. Prior to joining Merrill Lynch, Mr. Diehl was a Vice President in the Global Oil and Gas Group at Chase Securities Inc., completing numerous transactions in the upstream and midstream oil and gas sectors. Mr. Diehl earned a Bachelor of Engineering degree, with majors in Environmental/Geotechnical Engineering and Economics, from Vanderbilt University and a Masters of Business Administration from the University of Texas at Austin. In his capacity as President and Chief Executive Officer, Mr. Diehl is an “interested person” under the Investment Company Act of 1940. Capital Southwest benefits from Mr. Diehl’s extensive experience as a senior investment professional as well as his knowledge of the business development company industry.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

GOVERNANCE OF THE COMPANY

During our fiscal year ended March 31, 2017, the Board held nine meetings and acted by unanimous written consent two times. In fiscal 2017, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the Board on which he served (held during the periods that he served), except the total attendance of Mr. Furst was less than 75% due to illness and extenuating circumstances. Mr. Furst was briefed in detail on all matters covered at all of these meetings, which included receipt and discussion of all presentation materials provided to the full Board of Directors at each meeting. In addition, Mr. Furst has made himself available to the management team between meetings to consult on specific matters in which his extensive investment and management experience can benefit Capital Southwest. The Company does not have a formal policy on director attendance at the annual meeting of shareholders; however, attendance is encouraged. All directors who were serving at the time of our 2016 annual meeting of shareholders attended the meeting.

Board Leadership and Corporate Governance

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Accordingly, the Board seeks to fulfill its responsibilities by continually seeking the appropriate board leadership and corporate governance for Capital Southwest Corporation.

Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices is in the best interests of the Company at this time and is an integral part of good corporate governance and the succession planning process.

No single leadership model is right for all companies at all times. Our Board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, our Board periodically reviews its leadership structure.

Mr. Armes, who has served as Chairman of the Board since January 2014, has chosen not to stand for reelection as director and Chairman of the Board at the Annual Meeting. Following the annual meeting, the Board intends to appoint Mr. Brooks as Chairman of the Board. In addition, Mr. Furst will replace Mr. Brooks as chair of the Audit Committee following the Annual Meeting.

The Board appoints the members of the Audit Committee, Compensation Committee and the Nominating/Corporate Governance Committee. Each of these committees has a written charter approved by the Board. These committee charters are available on our website at www.capitalsouthwest.com/governance. The current members of the committees are identified in the following table.

Current Board Committees
Director	Audit	Compensation	Nominating/ Corporate Governance
David R. Brooks	Chair	X	X
Jack D. Furst	X	X	X
T. Duane Morgan	X	X	Chair
William R. Thomas III	X	X	X
John H. Wilson	X	Chair	X

Following the Annual Meeting, we expect the committee chairs to change as described in the following table.

Prospective Board Committees
Director	Audit	Compensation	Nominating/ Corporate Governance
David R. Brooks	X	X	X
Jack D. Furst(1)	Chair	X	X
T. Duane Morgan	X	X	Chair
William R. Thomas III	X	X	X
John H. Wilson	X	Chair	X

(1)	The Board intends to appoint Jack Furst to fill the role of Audit Committee Chair following the Annual Meeting.

Board Independence and Meeting

Independence

Currently, the Board has seven directors. The Board has determined that five of our current directors (Messrs. Brooks, Furst, Morgan, Thomas, and Wilson) are independent, as “independence” is defined by the Nasdaq Marketplace Rules. This means that none of the independent directors has any direct or indirect material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us. As a result, the Board has a majority of independent directors on the Board as required by the Nasdaq Marketplace Rules. Following Mr. Armes’ departure from the Board, five of our six directors will be independent.

Executive Sessions

Our independent directors have regularly scheduled executive sessions in which they meet without the presence of management or management directors. These executive sessions occur after each regularly scheduled meeting of the Board.

Board Committees

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of the Company’s financial statements. The responsibilities of the Audit Committee include:

•	engaging the Company’s independent registered public accounting firm and conducting an annual review of the independence of that firm;
•	pre-approving and approving all audit and non-audit engagements with the Company’s independent registered public accounting firm;
•

reviewing the annual audited financial statements and quarterly financial information with management and the independent registered public accounting firm, including disclosures regarding internal controls;

•	reviewing with the independent registered public accounting firm the scope and the planning of the annual audit;
•	reviewing and discussing with management the results of the audit of the independent registered public accounting firm;

•	discussing risk assessment and corporate policies with respect to financial reporting and valuation of our investments and the Company’s financial risk exposure;
•	approving related party transactions exceeding $50,000 in aggregate value;
•	overseeing investigations into complaints concerning accounting, internal accounting controls and auditing matters;
•	reviewing the adequacy of the Audit Committee charter on an annual basis; and
•	preparing the Audit Committee report to be included in our annual proxy statement.

During fiscal 2017, the Audit Committee met nine times. The Board has determined that each member of the Audit Committee is “independent” as independence for audit committee members is defined by the Nasdaq Marketplace Rules and is not an “interested person” as defined by the 1940 Act. The Board has also determined that each of the Audit Committee members is financially literate and that each of Mr. Brooks and Mr. Furst is an “audit committee financial expert” as defined by the SEC and Nasdaq Marketplace Rules. In discharging its oversight role, the Audit Committee has authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of Capital Southwest and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Nominating/Corporate Governance Committee

The responsibilities of the NCG Committee include:

•	developing and recommending corporate governance principles and procedures applicable to the Board and the Company’s employees;
•

establishing criteria for selection of potential directors, taking into consideration an established set of desired attributions, and periodically assessing the criteria to ensure they are consistent with best practices and the goals of the Company;

•

reviewing the qualifications, performance and independence of Board members pursuant to criteria and procedures established by the NCG Committee and making recommendations whether each director should stand for re-election when his or her term expires;

•

reviewing annually with the Board the composition of the Board as a whole and recommending, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the Board and so that the Board meets Nasdaq Marketplace Rules and/or any other regulatory requirements;

•

identifying individuals qualified to become members of our Board consistent with the criteria approved by the Board in our Corporate Governance guidelines and recommending to the Board a slate of director nominees for each annual meeting of our shareholders;

•	considering and evaluating shareholder nominees for election to the Board;
•	recommending to the Board the removal of a director where appropriate;
•	establishing criteria for membership on the Board for appointments to and removal from the committees;
•	reviewing and re-examining the NCG Committee Charter periodically and making recommendations to the Board with respect to any proposed changes;

•	reviewing annually its own performance against the responsibilities outlined in its charter and as otherwise established by the Board;
•

reviewing, at least once annually, the insider trading and related policies adopted by the Board to assure that they are appropriate for us and comply with the requirements of the Nasdaq Marketplace Rules and/or any other regulatory requirements, recommending to the Board any desirable changes to the Code of Conduct and Ethics, considering any other corporate governance issues that arise from time to time and developing appropriate recommendations for the Board related to any such issues;

•	overseeing and establishing appropriate procedures for the annual evaluation of the Board and management; and
•

developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing them annual and, if appropriate, recommending changes to the corporate governance guidelines to the Board.

Qualifications for Director Nominees. In considering director nominees, the NCG Committee considers a number of factors, including the following:

•	significant experience that is relevant and beneficial to the Board and Capital Southwest;
•	the ability and willingness to make sufficient time commitments to our affairs in order to perform their duties as directors, including regular attendance at Board and committee meetings;
•	consistent demonstration of strong character and integrity;
•	the ability and willingness to represent the best interests of our shareholders; and
•

whether the nominee is “independent” as determined in accordance with the rules promulgated by the SEC, the Nasdaq Marketplace Rules and/or any other regulatory requirements and the Company’s corporate governance guidelines.

During fiscal 2017, the NCG Committee met two times. The Board has determined that each member of the NCG Committee is “independent” as independence for compensation committee members is defined by the Nasdaq Marketplace Rules and is not an “interested persons” as defined by the 1940 Act.

Consideration of Director Nominees of Shareholders. The NCG Committee will consider nominees for directors whose names are submitted in writing by a holder of our common stock. Nominations must be addressed to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Chairman of the Nominating/Corporate Governance Committee, indicating the nominee’s qualification, and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a director. In order to be considered for the next annual election of directors, any such written request must comply with the requirements in our bylaws.

The NCG Committee will evaluate director nominees recommended by a shareholder, current Board member or other person according to the same criteria as a nominee identified by the NCG Committee. While the NCG Committee has the ability to retain a third party to assist in the nomination process, we have not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees.

Compensation Committee

The Compensation Committee has the sole authority and responsibility for establishing, administering and reviewing the Company’s policies, programs and procedures for compensating our executive officers and members of the Board. The functions and responsibilities of the Compensation Committee include:

•

reviewing, at least annually, the goals and objectives and the structure of Capital Southwest’s plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement plans);

•	making recommendations to the Board with respect to any new equity or other incentive compensation plans or any changes in the objectives and structure of existing plans;
•

reviewing and evaluating annually the performance of the Company’s executive officers, in light of the goals and objectives of Capital Southwest’s executive compensation plans, and to determine executive compensation;

•	overseeing, in consultation with the Chief Executive Officer, the annual evaluation of other executive officers and key employees;
•	recommending grants of equity-based compensation awards to any officer or other employee;
•	meeting with management to review and discuss the Compensation Discussion and Analysis included in this proxy statement; and
•	reviewing and reassessing annually the adequacy of the Compensation Committee Charter and recommending any changes to the Board.

During fiscal 2017, the Compensation Committee met two times. The Board has determined that each member of the Compensation Committee (a) meets the Nasdaq Marketplace Rules with respect to independence and all other applicable legal requirements, (b) is a “non-employee director” as that term is defined under Rule 16b‑3 promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (c) is an “outside director” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee may retain independent counsel and other independent advisors to assist it in carrying out its responsibilities.

Compensation Committee Interlocks and Insider Participation

During fiscal 2017, no member of the Compensation Committee was an officer or employee of our Company or any of our subsidiaries. In addition, none of our executive officers served on the board of directors or on the compensation committee of any other entity, for which any executive officers of such other entity served either on our Board or on our Compensation Committee.

Board and Committee Evaluations

Our Guidelines on Governance require the Board and each committee of the Board to conduct an annual self-evaluation to determine whether the Board or committee is functioning effectively. The review focuses on the performance of the entire Board or the committee. In connection with each annual performance evaluation, the Board or committee surveys and receives comments from each director or committee member regarding an assessment of the Board’s or the committee’s performance. The Board also reviews the NCG Committee’s recommendations concerning the performance and effectiveness of the Board and each of its committees. The NCG Committee will also review the individual performance of a director as circumstances warrant.

During fiscal 2017, the Board engaged a third party consultant to conduct an evaluation of the governance processes and procedures, and the skill sets and backgrounds of the Board members, compared to industry best practices. The third party consultant presented its evaluation to the Board and provided their recommendations.

Our bylaws provide that the Board may increase or decrease the number of directors by resolution of the Board, provided that the tenure of office of any incumbent director will not be affected by any decrease in the number of directors. Our bylaws also provide that any vacancy may be filled either by a majority of the remaining directors or by our shareholders at an annual meeting or a special meeting called for that purpose. Any director elected to fill a vacancy will hold office until the next annual election of directors and until a successor is elected and qualified.

Guidelines on Governance and Codes of Ethics

The Board has adopted the Guidelines on Governance to address significant corporate governance issues. These guidelines provide a framework for our corporate governance initiatives and cover a variety of topics, including the role of our Board, Board selection and composition, Board committees, Board operation and structure, Board orientation and evaluation, Board planning and oversight functions and stock ownership guidelines. The NCG Committee is responsible for overseeing and reviewing the guidelines and reporting and recommending to the Board any changes to the guidelines.

The Board has also adopted a Code of Conduct and Code of Ethics, which are designed to help officers, managers and employees resolve ethical issues in an increasingly complex business environment. It covers topics such as reporting unethical or illegal behavior, compliance with the law, share trading, conflicts of interest, fair dealing, protection of our assets, disclosure of proprietary information, internal controls, personal community activities, business records, communication with external audiences and obtaining assistance to help resolve ethical issues.

You may obtain a copy of the Code of Conduct and Code of Ethics on our website at www.capitalsouthwest.com/governance.

Risk Oversight

The Board has an active role in overseeing management of Capital Southwest’s risk. The Board regularly reviews information regarding Capital Southwest’s operational, financial, legal, regulatory, strategic and reputational risks which are usually conveyed to the Board by the senior management of Capital Southwest. Because overseeing risk is an ongoing process and inherent in Capital Southwest’s strategic decisions, the Board discusses risk throughout the year during its meetings in relation to specific proposed actions. The Board delegates certain risk management oversight to the Board committees. While the Board oversees Capital Southwest’s overall risk management, management is responsible for the day-to-day risk management process.

The primary areas of risk oversight for which the Board and each Board committee is responsible are summarized in the chart below.

Board/Committee	Primary Areas of Risk Oversight
Board

Strategic, financial and executive risks and exposures associated with the annual operating plan and strategic plan; legal and regulatory exposures and other current matters including cybersecurity and information systems risk that may present material risk to our operations, plans, prospects or reputations; material acquisitions and divestitures.

Audit Committee

Risks and exposures associated with accounting, auditing, reporting, financial practices (including the integrity of Capital Southwest’s financial statements and related systems of internal controls), administration and financial controls, compliance with legal and regulatory requirements, including ethical business standards, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the internal audit function. The Audit Committee also has the direct responsibility for the appointment, compensation, retention and oversight of our independent registered public accounting firm, including the performance of any non-audit services.

Compensation Committee

Risks and exposures associated with compensation, severance agreements, any succession plans and incentive and equity-based compensation plans for Company employees and non-employee members of the Board, including with respect to compliance of compensation plans and arrangements with applicable regulations.

Nominating/Corporate Governance Committee

Risks and exposures related to governance of Capital Southwest and to the composition and organization of the Board including nominations and qualification criteria for membership, Board size, and Board education and evaluation.

Communication with the Board

Shareholders and interested parties who wish to communicate with any member of the Board may do so by writing to: Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Board of Directors.

Mr. Brooks currently reviews all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. Mr. Brooks will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Brooks will forward shareholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.

DIRECTOR COMPENSATION

Directors who are not employed by the Company receive an annual retainer of $102,000 for service as a director. Directors are also reimbursed for travel expenses related to attending Board meetings. The non-executive Chairman of the Board and committee chairs also receive additional annual fees as follows:

Position	Annual Fee
Non-Executive Chairman of the Board	$30,000
Audit Committee Chair	15,000
Compensation Committee Chair	10,000
Nominating/Corporate Governance Committee Chair	8,000

The following table sets forth the total compensation paid to our non-employee directors for fiscal 2017. During fiscal 2017, we did not grant any equity awards or pay or accrue any pension or retirement benefits for our non-employee directors.

Name	Fees Earned or Paid in Cash	Total
Joseph B. Armes	$132,000	$132,000
David R. Brooks	117,000	117,000
John H. Wilson	112,000	112,000
T. Duane Morgan	110,000	110,000
Jack D. Furst	102,000	102,000
William R. Thomas III	102,000	102,000

In October 2015, the Nominating/Corporate Governance Committee adopted a stock ownership policy for members of the Board. This policy requires each non-employee director to own shares of Capital Southwest stock equal to 2.5 times the annual director retainer, or $255,000. Each director has five years to establish this required minimum ownership position.

EXECUTIVE OFFICERS

Bowen S. Diehl. See “Nominees for Director” for Mr. Diehl’s biography.

Michael S. Sarner, 45, has served as our Chief Financial Officer since October 2015. Before that, he served as a Senior Vice President of Capital Southwest since July 2015. Prior to joining Capital Southwest, from 2000 to 2015, Mr. Sarner was the Senior Vice President, Treasury at American Capital, Ltd., a publicly traded private equity firm and global asset manager. Mr. Sarner was responsible for capital raising, debt capital markets, corporate restructurings, financial planning, corporate development of strategic initiatives, and system implementations of budget and treasury solutions. During the course of his career, he has raised over $6 billion in debt capital in term securitizations, secured revolving lines of credit, unsecured notes, and term loans to support middle market platforms. Mr. Sarner has also led both corporate and debt restructurings, serving as both the strategic lead internally and the external liaison to over 20 financial institutions involved in the negotiations. Prior to joining American Capital, Mr. Sarner served in various roles in the accounting and finance fields performing and managing due diligence, raising debt and equity capital, and performing audits in public accounting. Mr. Sarner holds a Bachelor of Business Administration in Accounting from James Madison University and a Masters of Business Administration in Finance from George Washington University. Mr. Sarner holds an inactive Certified Public Accountant License in the Commonwealth of Virginia.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 16, 2017 by (1) each named executive officer in the Summary Compensation Table; (2) each director that served at any time during fiscal 2017; (3) all current directors and executive and non-executive officers as a group; and (4) each person who is the beneficial owner (as that term is defined in the rules and regulations of the SEC) of 5% or more of our outstanding common stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has a right to acquire as of July 15, 2017 through the exercise of any stock option or other right. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned. Percentage of ownership is based on 16,011,296 shares of common stock outstanding as of May 16, 2017. Number of shares held by beneficial owners of 5% or more of our outstanding common stock are as of the date of the applicable SEC filing made by those owners (unless otherwise noted).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors & Executive Officers
Joseph B. Armes(1),(2)	37,000	*
David R. Brooks(1)	20,000	*
Bowen S. Diehl(1),(3)	193,012	1.2%
Jack D. Furst(1)	17,100	*
T. Duane Morgan(1),(4)	12,841	*
Michael S. Sarner(1),(5)	65,286	*
William R. Thomas III(1),(6)	592,156	3.7%
John H. Wilson(1)	12,000	*

All directors and executive officers as a group (8 persons)	949,895	5.9%

5% Owners
Punch & Associates Investment Management, Inc.(7)	1,688,317	10.5%
Moab Capital Partners, LLC(8)	1,630,852	10.2%
Zuckerman Investment Group(9)	1,400,439	8.7%
River Road Asset Management, LLC(10)	943,034	5.9%
Ariel Investments, LLC(11)	939,799	5.9%
First Manhattan Co.(12)	826,728	5.2%

*Less than 1%

(1)

Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. None of the shares of Capital Southwest’s common stock owned by our directors, director nominees or executive officers are pledged as security.

(2)

Mr. Armes has voting power with respect to 16,000 unvested restricted shares of Capital Southwest’s common stock and 21,000 unrestricted shares of common stock. Lastly, 81,222 shares of his stock options granted under the 2009 stock option plan will be exercisable as of August 2, 2017.

(3)

Mr. Diehl has voting power with respect to 94,375 unvested restricted shares and 98,637 unrestricted shares of common stock. In addition, 29,977 of Mr. Diehl’s stock options granted under the 2009 stock option plan will be exercisable as of August 2, 2017.

(4)	Mr. Morgan holds 4,491 shares of Capital Southwest’s common stock directly and 8,350 shares indirectly through the Morgan Family Trust.
(5)	Mr. Sarner has voting power with respect to 52,500 unvested restricted shares and 12,786 unrestricted shares of common stock.
(6)

Mr. Thomas holds 8,217 shares of Capital Southwest’s common stock directly. Mr. Thomas is President and sole manager of Thomas Heritage Company, L.L.C., the sole general partner (the “General Partner”) of Thomas Heritage Partners, Ltd. (the “Partnership”). In such capacity, Mr. Thomas has sole voting and dispositive power with respect to 571,939 shares owned by the Partnership. Mr. Thomas beneficially owns 12,000 held by his minor children.

(7)

Based on a Schedule 13G/A filed with the SEC on February 3, 2017, Punch & Associates beneficially owns and has sole voting and dispositive power with respect to 1,688,317 shares of Capital Southwest’s common stock. The address for Punch & Associates is 3601 W. 76th Street, Suite 225, Edina, Minnesota 55435.

(8)

Based on a Schedule 13G filed with the SEC on February 14, 2017, Moab Capital Partners, LLC, Moab Partners, L.P. and Michael M. Rothenberg beneficially own and have sole voting and dispositive power with respect to 1,630,852 shares of Capital Southwest’s common stock. According to the Schedule 13G, Moab Capital Partners, LLC is the investment adviser to Moab Partners, L.P. and a certain managed account. Mr. Rothenberg is an owner and a Managing Member of Moab Capital Partners, LLC. By virtue of these relationships, each of Moab Capital Partners, LLC and Mr. Rothenberg may be deemed to beneficially own shares of Capital Southwest’s common stock owned directly by Moab Partners, L.P. and held in the managed account. The address for Moab Capital Partners is 15 East 62nd Street, New York, New York 10065.

(9)

Based on a Schedule 13G/A filed with the SEC on February 14, 2017, Zuckerman Investment Group, LLC, Sherwin A. Zuckerman and Daniel R. Zuckerman beneficially own and have shared voting and dispositive power with respect to 1,400,439 shares of Capital Southwest’s common stock. The address for Zuckerman is 155 N. Wacker Drive, Suite 1700, Chicago, Illinois 60606.

(10)

Based on a Schedule 13G/A filed with the SEC on January 12, 2017, River Road Asset Management, LLC beneficially owns and has sole dispositive power with respect to 943,034 shares of Capital Southwest’s common stock and has sole voting power with respect to 792,143 shares of Capital Southwest’s common stock. The address for River Road Asset Management is 462 S. Fourth Street, Suite 2000, Louisville, Kentucky 40202.

(11)

Based on a Schedule 13G filed with the SEC on February 14, 2017, Ariel Investments, LLC beneficially owns and has sole dispositive power with respect to 939,799 shares and has sole voting power with respect to 732,323 shares of Capital Southwest’s common stock. The address for 200 East Randolph Street, Suite 2900, Chicago Illinois 60601.

(12)

Based on a Schedule 13G/A filed with the SEC on February 10, 2017, First Manhattan Co. beneficially owns and has shared dispositive power with respect to 826,728 shares and has shared voting power with respect to 821,228 shares of Capital Southwest’s common stock. The address for First Manhattan is 399 Park Avenue, New York, New York 10022.

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation earned by our Named Executive Officers, or NEOs, in fiscal 2017 who were:

•	Bowen S. Diehl, President and Chief Executive Officer (“CEO”) and
•	Michael S. Sarner, Chief Financial Officer (“CFO”).

Compensation Philosophy

The Capital Southwest Compensation Committee (the “Committee”) has the primary authority to establish our compensation philosophy and the actual compensation levels for the NEOs and to administer all executive compensation arrangements and policies. The compensation programs of the Company adopted by our Committee are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to align the compensation paid to our NEOs with both our short-term and long-term objectives and the interests of shareholders, which we believe will contribute to the achievement of long-term sustainable investment returns. The key elements of our compensation philosophy include: (1) designing compensation programs that enable us to attract and retain the best talent in the industry in which we compete; (2) aligning executive compensation packages with the Company’s performance; and (3) using long-term equity awards to align employee and shareholder interests.

The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	sourcing and pursuing attractively priced investment opportunities in both upper and lower middle market companies;
•	achievement of income and capital gains to sustain and grow the Company’s dividend payments;
•	maintenance of liquidity and capital flexibility to accomplish the Company’s business objectives, including the preservation of investor capital;
•	attainment of superior risk-adjusted returns on the Company’s investment portfolio; and
•	professional development and growth of individual executives, the management team and other employees.

The Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Our CEO assists the Committee by providing recommendations regarding the compensation of our CFO and other key employees based on the compensation objectives set by the Committee as well as current business conditions. The Committee exercises it discretion by modifying or accepting his recommendations. The Committee determines the CEO’s compensation without assistance or consultation. The CEO routinely attends a portion of the Committee meetings. However, the Committee meets in executive session without the CEO or other members of executive management from time to time.

To determine the competitiveness of executive compensation levels, the Committee analyzes a group of BDCs, both internally and externally managed. Items reviewed included corporate and, to the extent available,  executive performance measures established to achieve total returns for shareholders. However, the Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies. This is in part due to the fact that there are few internally managed BDCs and none of them are directly comparable to the Company with respect to business strategies, assets under management, typical investment size and market capitalization. Moreover, many externally managed BDCs do not publicly report the compensation of their executive officers. While various salary surveys from other private sources may become available to the Company with regard to these private entities, the Company believes that, among other reasons, without accurate, publicly disclosed information that would serve as benchmarks, it is not appropriate for the Company to set formal benchmarking procedures.

The Committee has from time to time engaged an independent compensation consultant to assist the Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. In prior periods, the compensation consultant was hired by and reported directly to the Committee. Although a compensation consultant may work directly with management on behalf of the Committee, any such work is under the control and supervision of the Committee. No fees were paid or will be paid for compensation consulting services during fiscal 2017. The Committee has engaged an independent compensation consultant to evaluate NEO and non-executive director compensation for fiscal 2018 compensation.

In all categories, we believe our compensation, taken as a whole, helps us attract, retain and motivate exceptional executive officers. To achieve these objectives, the Committee implements and expects to maintain compensation plans that tie a substantial portion of executive’s overall compensation to key strategic financial and operational goals such as maintaining and growing our portfolio. It is always the intention of the Committee that our executive officers be compensated competitively and consistent with our strategy, sound corporate governance principles and shareholder interests and concerns.

Elements of Executive Compensation

For fiscal 2017, the components of Capital Southwest’s compensation program for NEO’s included:

Compensation Element	Form of Compensation	Compensation Objective
Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive to allow the Company to attract and retain executive talent
Annual Cash Incentive Opportunities	Cash awards paid on an annual basis following year-end audit completion	Reward NEOs who contribute to our financial performance and strategic success during the year and reward individual achievements
Long-term Equity Compensation Awards	Restricted stock awards are subject to a graded vesting over four or five years and are contingent on continued employment with the Company.

Reward NEOs who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives and reward individual achievements and to align interests with shareholders

Base Salaries

Salaries were determined by the Committee for each of the NEOs on an individual basis, taking into consideration individual contributions to overall company and individual performance, length of tenure, compensation levels for comparable positions at companies and internal pay equity among similar positions within Capital Southwest. The Committee placed more emphasis on those compensation elements which are linked to long-term results.

In fiscal 2018, after consideration of the factors set forth above, the Committee determined the annual base salary of Mr. Diehl would remain $442,000, consistent with fiscal 2017. The Committee determined the annual base salary of Mr. Sarner would remain $373,000, consistent with fiscal 2017. The Committee believes that the base salaries of our NEOs are appropriate for each NEO as a component of his overall compensation package.

Annual Cash Incentive Opportunities

Annual cash incentive opportunities are intended to reward individual performance as well as operating results during the year and therefore can be highly variable from year to year. The Committee established the target annual cash incentive opportunities for the NEOs at the start of the year, taking into account the potential contribution by that executive to overall company performance and length of tenure, relative to the market. For fiscal 2018, the Committee set the annual cash incentive opportunity at 150% of annual base salary for Mr. Diehl and 125% of annual base salary for Mr. Sarner, consistent with fiscal 2017. No threshold or maximum payout levels were set. The Committee may, in its sole discretion, award cash incentives that are higher or lower than the target annual cash incentive opportunities set for fiscal 2017.

At the start of each fiscal year, the Committee also establishes the performance goals to be achieved to earn the target annual cash incentive award. The fiscal year 2017 performance criteria used for determining the annual cash incentive for NEOs included, among other things, the following:

•	Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;
•	Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;
•	Maintaining liquidity and capital flexibility to accomplish the Company’s business objectives;
•	Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and
•	Appropriate and planned development of personnel.

The Committee evaluated performance against these goals for fiscal 2017 in April 2017 and determined each NEO’s achievement of the goals and the amount of annual cash incentive to be paid as a result. Based on that evaluation, for fiscal 2017 upon completion of the annual audit, Mr. Diehl was paid an annual cash incentive of $751,938 (representing 170% of his base salary) and Mr. Sarner was paid an annual cash incentive of $528,795 (representing 142% of his base salary). The Committee believes the annual cash incentives earned by the NEOs are appropriate in relation to Capital Southwest’s financial performance for fiscal 2017 as well as each named executive officer’s individual performance during that period.

Long-Term Equity Compensation

The Board and its shareholders approved Capital Southwest’s 2009 Stock Incentive Plan and 2010 Restricted Stock Award Plan. The Committee ceased granting additional options prior to the spin-off and will not grant additional options under the 2009 Stock Incentive Plan. The 2010 Restricted Stock Award Plan, in addition to our annual cash incentive awards, allows Capital Southwest to provide cash and stock-based compensation opportunities to certain key employees, including NEOs. Capital Southwest stock-based awards as long-term incentive compensation to: (1) align compensation commensurate with the creation of shareholder value; (2) create opportunities for increased stock ownership by executives; and (3) attain competitive levels of total compensation over the long term. The Company has requested, but not yet received, approval from the SEC regarding our exemptive relief request permitting the company to withhold shares or net settle in order to satisfy participants’ tax withholding obligations.

2010 Restricted Stock Award Plan

In 2010, the Company received exemptive relief from the SEC that permits Capital Southwest to grant restricted stock in exchange for or in recognition of services by its executive officers and certain key employees. Pursuant to the 2010 Restricted Stock Award Plan, the Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards were consistent with the conditions in the SEC’s exemptive order. Each restricted stock grant is for a fixed number of shares as set forth in an award agreement between the grantee and Capital Southwest. Award agreements describe time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. Except for restricted stock granted in connection with the spin-off as described below, the grants of restricted stock vest ratably over four or five years.

If a participant’s employment is terminated for any reason, including retirement, other than death or disability, the participant’s unvested restricted stock awards shall be forfeited. If a participant’s employment is terminated due to death or disability or if a change in control (as defined in the 2010 Restricted Stock Award Plan) occurs, the participant’s unvested restricted stock awards will vest immediately. Participants who have received restricted stock awards will receive dividends and will have voting rights with respect to such shares.

On an annual basis, the Committee considers employee performance and future potential when determining the amount of restricted stock awards to recommend for each executive officer. In addition, the Committee considers each NEO’s total cash compensation in relation to the proposed stock award and the effect of dilution of net asset value per share and earnings per share prior to awarding the stock grants. On October 26, 2016, the Board, through the Committee, approved restricted stock awards for NEOs. Mr. Diehl was awarded 43,125 shares of restricted stock. The aggregate grant date fair value of the award was $624,450. This award reflects Mr. Diehl’s leadership, which enabled us to achieve our operational and financial objectives. Mr. Diehl’s performance during this time period was vital to our Company’s success. Mr. Sarner was awarded 34,500 shares of restricted stock. The aggregate grant date fair value of the award was $499,560. This award reflects Mr. Sarner’s role in managing all financial aspects of our Company, and his leadership in matters relating to our capital structure, investment committee and investor relations. Mr. Sarner’s restricted stock awards also reflect his continued service as our Chief Compliance Officer and Secretary.

In August 2014, the Committee granted restricted stock awards to Mr. Diehl and other executives, as part of the Spin-Off Compensation (discussed below) Plan to incentivize Mr. Diehl and the other executives to complete a transformative transaction such as the spin-off. The restricted stock awards vested and became payable after the completion of a transformative transaction, with one-third vesting on December 29, 2015, one-third on December 29, 2016 and one-third will vest on December 29, 2017. In addition, the number of restricted stock awards held by Mr. Diehl and other executives that were granted the restricted stock awards as part of the Spin-Off Compensatin Plan were subject to reduction if the value of restricted stock awards plus the value of the options granted under the Spin-Off Compensation exceeded six percent of the accretion in the aggregate value of the then outstanding Company and shares of CSW Industrials, Inc. (“CSWI”), together with interim dividends paid on the Company shares over the aggregate value of Company shares on the grant date, realized from the grant date through the Determination Date (as defined below). See “Spin-Off Compensation Plan” for an additional discussion of the restricted stock awards and the terms of the potential reduction in the awards.

Historical Elements of Executive Compensation

Prior to the spin-off (the “spin-off”) of our CSWI businesses, we granted long-term cash incentive awards and stock options to our NEOs, as described below.

Long-Term Cash Incentive Awards

The Committee has historically used our long-term cash incentive awards (“Individual Incentive Awards”) as a way to motivate its executives to increase the value of the Company as reflected by our net asset value, without the dilution that accompanies the use of stock options or restricted stock awards. Individual Incentive Awards generally vest on the fifth anniversary of the award date, providing a meaningful retention device. The Committee generally sets the baseline for measuring increases in net asset value at Capital Southwest’s most recent quarterly net asset value per share at the time of issuance, requiring sustained asset value appreciation for the awards to provide a meaningful return. In connection with the spin-off, all Individual Incentive Awards were amended to provide that the payments due thereunder would be based on our net asset value as of June 30, 2015. As of March 31, 2017, there are 24,000 Individual Incentive Awards outstanding for our Named Executive Officers. We retained all liabilities related to Individual Incentive Awards granted to NEOs following the spin-off, including with respect to those executive officers whose employment transferred to CSWI. Upon exercise of an Individual Incentive Award, Capital Southwest pays the recipient a cash payment in an amount equal to (1) the net asset value per share as of June 30, 2015 minus the baseline net asset value per share, multiplied by (2) the number of units subject to such Individual Incentive Award. The Committee did not grant any Individual Incentive Awards during fiscal 2017.

The Committee does not intend to grant additional Individual Incentive Awards in the future.

2009 Stock Incentive Plan

The Committee previously granted options to purchase Capital Southwest’s common stock (including incentive stock options and nonqualified stock options). Options were granted with an exercise price at the closing price of Capital Southwest’s stock on the date of grant. Capital Southwest has never granted options with an exercise price that was less than the closing price of Capital Southwest’s common stock on the grant date, nor has it granted options that are priced on a date other than the grant date.

Historically, options have become exercisable on or after the first anniversary of the date of grant in five annual installments and have a term of 10 years. Upon termination or retirement, option holders have 30 days to exercise vested options to purchase shares except in the case of death or disability (subject to a 6‑month limitation). Prior to the exercise of options, holders have no rights as shareholders with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents. The Board retained the right to make option holders whole in certain situations, such as distributions.

From time to time, the Committee recommended and the Board granted qualified and non-qualified stock options to certain key employees and named executive officers. In August 2014, the Committee granted stock options to Mr. Diehl to incentivize Mr. Diehl to complete a transformative transaction, with one-third vesting 90 days after the consummation of the spin-off on December 29, 2015 (the “Determination Date”), one-third on the first anniversary of the Determination Date on December 29, 2016 and one-third on the second anniversary of the Determination Date on December 29, 2017. Please see “Spin-Off Compensation Plan” for an additional discussion of these options.

The Committee ceased granting additional options prior to the spin-off and will not grant additional options under the 2009 Stock Incentive Plan or request shareholders’ approval of any additional stock options to be added to the 2009 Stock Incentive Plan. In connection with the spin-off, certain adjustments, using volumetric weighted-average prices for the 10‑day period immediately prior to and immediately following the spin-off, were made to the exercise price and number of shares of our stock subject to the awards, with the intention of preserving the economic value of the awards immediately prior to the spin-off for all of our employees.

Spin-Off Compensation Plan

On August 28, 2014, the Board adopted the Spin-Off Compensation Plan, which entitled Mr. Diehl, Kelly Tacke, former CFO, and Joseph Armes, in his former capacity as CEO, to certain stock options, restricted stock and cash awards upon the consummation of the spin-off. The plan was intended to align the compensation of the Company’s key officers with the Company’s strategic objective of increasing the market value of the Company’s shares through a transformative transaction for the benefit of the Company’s shareholders. Under the plan, Mr. Diehl and the other executives were eligible to receive a total amount equal to six percent of the aggregate increase in the Company’s market value from August 28, 2014 (using a base price of $36.16 per share) to the “Determination Date.” The first plan component consists of awards of nonqualified options to purchase 259,000 shares of common stock at an exercise price of $36.60 per share. The second plan component consists of awards of 127,000 shares of restricted stock, which have voting rights but do not have cash dividend rights. The final plan component consists of cash incentive payments awarded to each participant in an amount equal to the excess of each awardee’s allocable portion of the total payment amount over the aggregate value as of the Determination Date of the awardee’s restricted common stock and nonqualified option awards under the plan.

The Committee granted options to purchase 86,334 shares of Company common stock to Mr. Diehl. The Company also granted 42,000 shares of restricted stock to Mr. Diehl. The Committee granted a cash award to Mr. Diehl that represented the difference between (1) the value of the options and restricted stock awards and (2) six percent of the accretion in aggregate market value of the Company and CSWI market value from the grant date of such awards through the Determination Date (as defined below).

On September 8, 2015, the Board designated the spin-off as a transformative transaction for purposes of the executive compensation plan and amended the award agreements granted under the plan to provide for accelerated vesting of the awards held by a participant in the event of a termination of that participant’s service effected by the participant for good reason, by the employer without cause, or as a result of the disability or death of the participant. On September 30,

2015, we completed the spin-off through a tax-free pro-rata share distribution of CSWI’s common stock to CSWC shareholders of record on September 18, 2015.

The total value accretion was six percent of the aggregate appreciation in Capital Southwest’s share price from $36.16 to the combined volume-weighted average prices of both CSWC and CSWI stock as of December 29, 2015. The cash component of the Spin-Off Compensation Plan was the difference between the total value accretion and the aggregate value of the awardee’s restricted common stock and non-qualified option awards under the plan. The first cash payment was made in January 2016 and the second cash payment was made in January 2017. The vesting date for the final payment is December 29, 2017.

Other Benefits

Effective October 1, 2015, we established a qualified defined contribution plan intended to meet the requirements of Section 401(k) of the Code (the “401(k) Plan”). The 401(k) Plan permits all full-time employees to defer a portion of their total annual compensation up to the maximum amount allowed under the Internal Revenue Code. We make contributions to the 401(k) Plan on behalf of employees up to 4.5% of the employee’s eligible compensation, all of which is fully vested immediately. Mr. Diehl and Mr. Sarner were eligible to participate in the 401(k) Plan in fiscal 2016 on the same basis as all other employees of the Company.

Additionally, the Company’s NEOs participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical and dental insurance and vision care.

The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments upon Change in Control or Termination of Employment

Capital Southwest offers change-in-control benefits under its long-term incentive plans to motivate executives to focus on transactions that are likely in the best interests of Capital Southwest’s shareholders, even though such transactions may result in a loss of employment for the executives. Capital Southwest believes its programs are consistent with market practices and therefore also serve to attract and retain its executives.

Shareholder Advisory Vote on Executive Compensation

At Capital Southwest’s 2016 annual meeting of shareholders, Capital Southwest shareholders approved an advisory vote with 95% of the votes cast in favor of Capital Southwest’s compensation philosophy, policies and procedures and the 2016 fiscal year compensation of the NEOs. The Committee considered the results of that vote as an affirmation of Capital Southwest’s executive compensation decisions and policies.

Compensatory Risk Assessment

Capital Southwest works to integrate sound risk management into its compensation programs. Capital Southwest implements a multi-faceted strategy to mitigate risk in compensation. Capital Southwest believes our focus on long-term stable compensation programs and our ability to retain long-term employees work to limit incentives to take unnecessary or imprudent risk-taking actions. Capital Southwest also provides stable fixed cash compensation to each of our executive officers to limit the financial exposure that our named executive officers face as holders of significant equity in our enterprise.

In April 2017, the Compensation Committee undertook a review of its compensation programs and determined that the programs are not reasonably likely to have a material adverse effect on Capital Southwest. The Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs in fiscal 2017 is consistent with the overall objectives of the Company’s executive compensation program.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with Capital Southwest’s management and, based on our review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee
John H. Wilson, Chairman
David R. Brooks
Jack D. Furst
T. Duane Morgan
William R. Thomas III

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table includes information concerning compensation received by our named executive officers for fiscal years 2017, 2016 and 2015:

Name and Principal Position	Fiscal Year	Salary		Bonus	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation		Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Bowen S. Diehl(5)	2017	$442,000		$—	$624,450	$—	$1,441,624	(8)	$—	$34,268	$2,542,342
President and Chief Executive Officer	2016	$429,000		$—	$698,890	$—	$1,359,586	(8)	$16,530	$114,295	$2,618,301
	2015	$428,000		$14,151	$637,980	$499,874	$643,500		$48,410	$27,000	$2,298,915
Michael S. Sarner(6)	2017	$373,000		$—	$499,560	$—	$528,795		$—	$27,309	$1,428,664
Chief Financial Officer, Chief Compliance Officer and Secretary	2016	$261,349	(7)	$75,000	$356,880	$—	$482,649		$—	$4,106	$1,179,984

(1)

These amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our named executive officers upon vesting of these grants. In connection with the spin-off, all previously granted restricted stock awards were adjusted. Each holder of a restricted stock award received one restricted share of CSWI stock for every Capital Southwest restricted share held. An immaterial amount of incremental fair value was granted through this adjustment. Awards made in fiscal 2016 and fiscal 2017 were granted after the spin-off and required no adjustment. See Note 10 of the consolidated financial statements in Capital Southwest’s Annual Report for the fiscal year ended March 31, 2017 regarding assumptions underlying valuation of equity awards.

(2)

These amounts represent the grant date fair value of stock option awards using Black-Scholes pricing model determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The amounts do not correspond to the actual value that will be recognized by our named executive officers upon vesting of these grants. The number of shares and the exercise price of option awards granted prior to the completion of the spin-off were adjusted for the spin-off transaction. No incremental fair value was granted through this adjustment. See Note 10 of the consolidated financial statements in the Company’s Annual Report for the fiscal year ended March 31, 2017 regarding the assumptions underlying the valuation of equity awards.

(3)

Amounts shown reflect the aggregate change during the year in actuarial present value of accumulated benefit under the Retirement Plan and the Restoration Plan, as applicable. The Retirement Plan was transferred to CSWI effective as of September 30, 2015, and CSWI assumed liability for all future funding obligations under the Retirement Plan. Therefore, amounts shown in this column for 2016 with respect to the Retirement Plan reflect the aggregate change during the partial year beginning April 1, 2015 and ending September 30, 2015. See Note 11 of the consolidated financial statements in Capital Southwest’s Annual Report for the fiscal year ended March 31, 2017 regarding assumptions used in determining these amounts.

(4)	See “All Other Compensation” table below for information regarding amounts included in this column.
(5)	Effective October 1, 2015 with the completion of the spin-off, Mr. Diehl was appointed President and Chief Executive Officer of Capital Southwest Corporation.

(6)

Effective July 14, 2015, Mr. Sarner joined Capital Southwest Corporation as Senior Vice President. Effective October 1, 2015 with the completion of the spin-off, Mr. Sarner was appointed Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer.

(7)	Mr. Sarner’s compensation reflects partial year salary from July 14, 2015 to March 31, 2016 for fiscal 2016.
(8)	“Non-Equity Incentive Plan Compensation” for Mr. Diehl includes $689,686 in both fiscal 2017 and 2016 for cash incentive awards under the Spin-Off Compensation Plan.

All Other Compensation

Name and Principal Position	Fiscal Year	Accrued Non-Vested Benefits Upon Termination of ESOP (1)	401(k) Plan/ESOP Contributions	Dividends (2)	Total
Bowen S. Diehl	2017	$—	$9,894	$24,374	$34,268
President and Chief Executive Officer	2016	$105,851	$8,044	$400	$114,295
	2015	$—	$26,000	$1,000	$27,000
Michael S. Sarner	2017	$—	$13,344	$13,965	$27,309
Chief Financial Officer, Chief
Compliance Officer, and Secretary	2016	$—	$4,106	$—	$4,106

(1)

Prior to the spin-off, our subsidiaries maintained two Employee Stock Ownership Plans, or ESOPs, and the Company made discretionary contributions to the ESOPs within limits established by the Code. In connection with the spin-off, the ESOPs related to CSWI employees were transferred to CSWI effective September 30, 2015. The account balances in the ESOPs of participants who remained our employees following the spin-off, including Mr. Diehl, were either transferred to the 401(k) Plan in the case of accrued vested benefits or paid in cash in the case of accrued unvested benefits. This column represents cash paid in connection with the transfer of the ESOPs. Effective 2015, the ESOPs transferred to CSWI in connection with the spin-off.

(2)	These amounts reflect dividends received on unvested restricted shares held by the NEO, which were not included in the grant date fair value of the awards previously reported.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of a plan-based award to our named executive officers in fiscal 2017.

Name	Grant Date	Stock Awards: Number of Shares of Stock(1)	Grant Date Fair Value of Stock and Option Awards(2)
Bowen S. Diehl	11/15/2016	43,125	$624,450
Michael S. Sarner	11/15/2016	34,500	$499,560

(1)

These restricted stock awards under the 2010 Restricted Stock Award Plan vest one-fourth each year beginning on the first anniversary of the grant date, subject to continued employment. Restricted stock awards entitle the holder to dividends and voting rights beginning on the grant date.

(2)	The amounts represent the grant date fair value of restricted stock awards determined in accordance with ASC 718 based on the closing price of our common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the outstanding equity awards held by our named executive officers as of March 31, 2017.

Name	Number of securities underlying unexercised Options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price(1)	Option expiration date	Number of shares of stock that have not vested(2)	Market value of shares of stock that have not vested(3)
Bowen S. Diehl	5,977	11,950	$11.00	3/17/2024	94,375	$1,595,881
	24,000	28,661	$11.53	8/24/2024
Michael S. Sarner	—	—	—	—	52,500	$887,775

(1)

Represents the closing price on the date of grant. Exercise prices for options granted prior to the spin-off were adjusted in connection with the spin-off effective as of September 30, 2015. No incremental fair value was granted through this adjustment.

(2)

With respect to Mr. Diehl, 1,000 shares of restricted stock will vest on each of March 17, 2018 and 2019, 11,750 shares of restricted stock will vest on each of November 10, 2017, 2018 and 2019, 10,781 shares of restricted stock will vest on each of November 15, 2017, 2018 and 2019 and 10,782 shares of restricted stock will vest on December 29, 2020, and 14,000 shares of restricted stock will vest on December 29, 2017. With respect to Mr. Sarner, 6,000 shares of restricted stock will vest on each of November 10, 2017, 2018 and 2019 and 8,625 shares of restricted stock will vest on each of November 15, 2017, 2018, 2019 and 2020.

(3)

The value of the non-vested restricted stock was computed by multiplying the number of non-vested shares of restricted stock by $16.91, the closing stock price on March 31, 2017, the last trading day of fiscal 2017.

Option Exercises and Equity Awards Vested in Fiscal Year

The following table provides information regarding the vesting of restricted stock held by each of our named executive officers for fiscal 2017. Neither of our NEOs exercised any options in fiscal 2017.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Bowen S. Diehl	45,271	$215,938	26,750	$410,913
Michael S. Sarner	—	$—	6,000	$86,580

(1)	Includes vesting of the first two-thirds of restricted shares granted under the Spin-Off Compensation Plan.
(2)	The value realized equals the number of shares multiplied by closing price on the vesting date.

Potential Payments Upon Termination or Change in Control

The agreements governing our restricted stock awards and our Long-Term Cash Incentive Awards to employees, including NEOs, provide upon certain transactions involving a change in control or upon a participant’s death or disability (each as defined in the award agreement), that unvested shares of restricted stock will fully vest and the long term cash incentive awards would be paid. The acceleration of unvested restricted stock would apply to both Mr. Sarner and Mr. Diehl, however the payment of the long term cash incentive award would only apply to Mr. Diehl. The full amount of unvested cash incentive awards issued under the Spin-Off Compensation Plan as discussed above would be paid upon termination without cause, upon a change in control or upon a participant’s death or disability. This payment would apply only to Mr. Diehl. All stock options currently unexercisable issued under the Spin-Off Compensation Plan and the 2009

Stock Incentive Plan would become exercisable upon termination without cause, upon a change in control or upon a participant’s death or disability. This payment would only apply to Mr. Diehl.

The following table quantifies potential compensation that would have become payable to each of our named executive officers if their employment had terminated on March 31, 2017, given the closing price of our common stock on that date. In addition, the table quantifies the compensation that would have become payable to each of our named executive officers assuming that a change in control of Capital Southwest had occurred on March 31, 2017, and determining any amounts that would be payable under all compensation agreements in effect as of that date.

	Cash Payments	Acceleration of Equity Awards(1)	Total
Bowen S. Diehl
Termination for Cause	$—	$—	$—
Termination without Cause	689,686	224,821	914,507
Change in Control(2)	752,357	1,820,705	2,573,062
Death or Disability	752,357	1,820,705	2,573,062
Michael S. Sarner
Termination for Cause	—	—	—
Termination without Cause	—	—	—
Change in Control(2)	—	887,775	887,775
Death or Disability	—	887,775	887,775

(1)	Amounts reflected in this table do not include the value of any CSWI equity awards that will accelerate upon a change in control of CSWC.
(2)	Change of control payment does not assume or require termination of the employee.

PROPOSAL TWO: CONVERSION FROM TEXAS CORPORATION TO MARYLAND CORPORATION

CONVERSION SUMMARY

The Board has approved and recommends that our shareholders approve a proposal to change the Company’s state of incorporation from Texas to Maryland (the "Conversion"). If our shareholders approve the proposal, we intend to complete the Conversion as soon as practicable by converting to a Maryland corporation as permitted by Texas and Maryland law. In this proxy statement, we sometimes refer to the Company as a Texas corporation before the Conversion as "CSWC Texas" and the Company as a Maryland corporation after the Conversion as "CSWC Maryland."

This summary highlights information regarding the Conversion. We encourage you to review the entire Conversion proposal in this proxy statement.

General Information

Assuming that shareholders approve the Conversion proposal and the Conversion becomes effective:

•

the Company will become subject to the Maryland General Corporation Law (the “MGCL”), and the Company’s Articles of Incorporation (the "Texas Charter"), and Bylaws (the "Texas Bylaws") will be replaced by a new charter (the "Maryland Charter") and new bylaws (the "Maryland Bylaws");

•

CSWC Maryland will (a) be deemed to be the same entity as CSWC Texas for all purposes under Texas and Maryland law, (b) continue to have all of the rights, privileges and powers of CSWC Texas, except for the changes that result from being governed by Maryland law, the Maryland Charter and the Maryland Bylaws, (c) continue to possess all of the assets of CSWC Texas, and (d) continue to be liable for all of the debts, liabilities and obligations of CSWC Texas;

•

each outstanding share of CSWC Texas common stock will continue as an outstanding share of CSWC Maryland common stock, and each outstanding option or other right to acquire shares of CSWC Texas common stock will continue as an outstanding option or other right to acquire shares of CSWC Maryland common stock;

•

each employee benefit plan, incentive compensation plan or other similar plan of CSWC Texas will continue as an employee benefit plan, incentive compensation plan or other similar plan of CSWC Maryland;

•	each director or officer of CSWC Texas will continue to hold his or her respective office with CSWC Maryland; and
•	the name of the Company following the Conversion will remain Capital Southwest Corporation.

Effects for Shareholders

The number of shares of common stock you own, and your percentage ownership of the Company, will remain unchanged and will not be affected by the Conversion. You do not need to exchange your stock certificates for new stock certificates.

There will be no income tax impact to you as a result of the Conversion. Your basis and duration of holding our shares will not change.

Impact of the Conversion on Key Corporate Governance Provisions

The following is a description of the impact of the Conversion on some of the key corporate governance provisions relating to shareholder rights. Please see the section captioned "Comparison of Shareholder Rights Before and After the Conversion" for a more complete discussion.

Key Governance Provision	CSWC Texas	CSWC Maryland
Plurality Voting for Directors	Directors are elected by plurality vote.	Same.
Shareholder Ability to Act by Written Consent	Shareholders may act by written consent but unanimous written consent is required.	Same.
Charter Amendments	Amendments to the Texas Charter require the approval of holders of two-thirds of the outstanding shares.

Amendments to the Maryland Charter generally require the approval of holders of a majority of the outstanding shares (amendments to certain provisions require approval of holders of two-thirds of the outstanding shares).

Amendments to Bylaws	The Texas Bylaws may be amended by action of the Board or by action of the Company’s shareholders.	Same.
Shareholder Vote Required for Merger or Sale of All or Substantially All Assets	Generally, a merger or sale of all or substantially all of the Company’s assets requires the approval of two-thirds of outstanding shares.	Generally, a merger or sale of all or substantially all of the Company’s assets requires the approval of a majority of outstanding shares.
Shareholder Ability to Call a Special Meeting	Shareholders holding 10% of the Company’s outstanding stock may call a special meeting.	Shareholders holding a majority of the Company’s outstanding stock may call a special meeting.
Board Vacancies	Vacancies on the Board may be filled by an election at a meeting of the shareholders or by the vote of a majority of the remaining directors.

Vacancies on the Board for any reason other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, and any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board. Shareholders may elect a successor to fill a vacancy on the Board which results from the removal of a director.

Removal of Directors	Shareholders may remove directors for cause with the approval of two-thirds of outstanding shares.	Same.
Unsolicited Takeovers Act	The Board does not have the right to pass resolutions that override certain provisions of the Texas Charter or Texas Bylaws without shareholder approval.

Same, as a result of CSWC affirmatively opting out of Maryland’s Unsolicited Takeovers Act, which gives boards the ability to pass resolutions, in certain circumstances, that would override certain provisions of the corporation’s charter and bylaws without shareholder approval.

Our Board has approved, and recommends that our shareholders approve, a proposal to change the Company’s state of incorporation from the State of Texas to the State of Maryland. If our shareholders approve this proposal, we will accomplish the Conversion by converting the Company from a Texas corporation to a Maryland corporation, as provided in the Texas Business Organizations Code (the “TBOC”) and the MGCL.

While the proposed Maryland Charter and Maryland Bylaws are similar in many respects to the existing Texas Charter and Texas Bylaws, the Conversion will result in some changes to shareholders’ rights. See “— Comparison of Shareholder Rights Before and After the Conversion.” The Texas Charter and Texas Bylaws are available upon request to the Secretary, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, or (214) 238‑5700.

For the reasons discussed below, our Board believes that the best interests of the Company and its shareholders would be served by changing its state of incorporation from Texas to Maryland.

Principal Reasons for the Conversion

The Board believes the Conversion is in the best interests of the Company’s shareholders because Maryland is recognized as a preferred jurisdiction for business development companies such as our Company. Since the spin-off in September 2015, we have pursued a credit-focused investing strategy akin to similarly structured business development companies. As part of the Company’s transition to a national credit-focused business development company aligned with its peers, the Board believes it is in the best interests of the Company’s shareholders to reincorporate as a Maryland corporation. Based on a review of our peers and competitors, we believe that a majority of the public companies that are registered as business development companies under the 1940 Act are currently organized under Maryland law.

Our Board has concluded that, when compared with Texas, Maryland has more comprehensive and focused laws addressing the needs and concerns of business development companies’ shareholders and operations and has courts with greater experience than Texas in addressing relevant issues. Additionally, the Board believes that the Conversion will enhance our ability to attract and retain qualified directors and officers, and encourage directors and officers to continue to make independent decisions in  the best interests of our Company’s shareholders. In deciding to propose the Conversion, the Board considered, among other things, the following benefits of Maryland law to our Company and shareholders:

•

As the domicile for a majority of business development companies, including many of our competitors, we believe the Conversion will allow our shareholders to more easily compare our shareholder’s rights to our competitors’ shareholders’ rights;

•	Unlike the TBOC, the MGCL explicitly contemplates closed-end investment funds and contains certain provisions conducive to the operations of a closed-end investment fund;
•	Maryland’s case law with respect to registered investment companies, including business development companies, is relatively well-developed;
•	The MGCL is a modern and flexible statute with respect to dividends and other distributions;
•

Our proposed Maryland Charter and Maryland Bylaws include enhancements to shareholder rights, including lowering the threshold required to amend our charter from two-thirds of outstanding shares to a majority of outstanding shares, while opting out of several MGCL provisions that could restrict shareholder rights as discussed in “–Other Board Considerations Regarding the Conversion” below;

•

Maryland’s clear statutory standard of conduct for directors and its statutory presumption that any act of a director satisfies the standard of conduct for directors are intended to provide directors and management with greater certainty and predictability in managing the affairs of the Company and enhance the Company’s ability to attract and retain qualified directors;

•	The fact that Maryland does not require the payment of franchise taxes, which will represent a savings for our Company and shareholders; and
•

Under the MGCL, the Company will be able to exculpate officers and directors from personal liability for money damages, except for liability resulting from receipt of an improper benefit or active and deliberate dishonesty. We believe this will enhance the Company’s ability to attract talented individuals to serve as officers.

For the reasons described above and elsewhere in this proxy statement, our Board believes that the Conversion proposal is in the best interests of the Company’s shareholders and operations. The Board is not proposing the Conversion to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board.

Other Board Considerations Regarding the Conversion

Notwithstanding the Board’s belief regarding the benefits of the Conversion to our Company’s shareholders, it should be noted that Maryland corporate law has been criticized recently by some for its statutory takeover defense protections, which may restrict business combination opportunities that could benefit shareholders. The Company has sought to ameliorate these aspects of Maryland corporate law by (1) affirmatively opting out of Maryland’s Control Share Acquisition Act, (2) affirmatively opting out of the powers and takeover defense protections afforded a corporation’s board of directors under Maryland’s Unsolicited Takeovers Act and (3) requiring the affirmative vote of only a majority of outstanding shares to approve a merger or other business combination, which is the lowest approval threshold permitted by the MGCL. (See “— Comparison of Shareholder Rights Before and After the Conversion”). We believe our decisions to opt out of these statutes sets our corporate governance apart and compares favorably with respect to other credit-focused business development companies incorporated in Maryland.

The Company also sought to minimize any potential negative effects the Conversion may have on shareholder rights generally. Nevertheless, there are differences between Texas and Maryland law that could impact shareholders. Additionally, the Maryland Charter and Maryland Bylaws contain provisions requiring that holders of at least a majority of the shares outstanding and entitled to vote at a special meeting of shareholders are needed to request that the secretary call a special meeting of shareholders after the Conversion, whereas shareholders holding at least 10% of shares outstanding and entitled to vote may currently be able to call a special meeting of shareholders. This is in line with many of our peers incorporated in Maryland that require holders of at least a majority of the votes entitled to be cast at a special meeting to request a special meeting of shareholders.

Plan of Conversion

To accomplish the Conversion, our Board has adopted a plan of conversion in the form attached to this proxy statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Maryland corporation and thereafter will be subject to all of the provisions of the MGCL and the Maryland Charter and Maryland Bylaws.

Assuming that holders of two-thirds of our outstanding shares of common stock vote in favor of this proposal and the Board does not elect to delay or terminate the Conversion, we will cause the Conversion to be effected at such time as we determine by filing (1) with the Secretary of State of the State of Texas a certificate of conversion, substantially in the form attached to this proxy statement as Appendix B (the “Certificate of Conversion”), and (2) with the State Department of Assessments and Taxation of Maryland (a) articles of conversion, substantially in the form attached to this proxy statement as Appendix C (the “Articles of Conversion”) and (b) the Maryland Charter, which will govern our Company as a Maryland corporation, substantially in the form attached to this proxy statement as Appendix D.

In addition, assuming that our shareholders approve this proposal, the Board will adopt the Maryland Bylaws for our Company, substantially in the form attached to this proxy statement as Appendix E, and enter into an indemnification agreement with each director and executive officer of CSWC Maryland, substantially in the form attached to this proxy statement as Appendix F. Approval of this proposal by our shareholders will constitute approval of the Plan of Conversion, the Certificate of Conversion and the Articles of Conversion, the Maryland Charter and the Maryland Bylaws. Shareholders also should note that approval of the Conversion also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our Company after the Conversion.

If the Conversion is approved by our shareholders, and the Board does not elect to delay or terminate the Conversion, the Conversion would become effective upon the filing of the Certificate of Conversion (and acceptance for record of this plan by the Secretary of State of the State of Texas) and the filing (and acceptance for record by the State Department of Assessments and Taxation of Maryland) of the Articles of Conversion and the Maryland Charter. If this proposal is adopted and approved, it is anticipated that the Board will cause CSWC Texas to complete the Conversion as soon as practicable.

Effect of Conversion

If this proposal is approved, the Conversion will cause a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section captioned “— Comparison of Shareholder Rights Before and After the Conversion.”

The Conversion will not affect the respective positions of the Company or its shareholders under the federal securities laws or stock exchange listing rules. The Conversion will not affect the trading of the Company’s common stock, which will continue to trade on the Nasdaq Global Select Market under the symbol “CSWC.” The Company will continue to file periodic reports and other documents as required by the rules and regulations of the SEC and stock exchange listing rules. Shareholders who own shares of CSWC Texas common stock that are freely tradable prior to the Conversion will continue to hold freely tradable shares in CSWC Maryland after the Conversion and shareholders holding restricted shares of CSWC Texas common stock prior to the Conversion will continue to hold shares of CSWC Maryland common stock that are subject to the same restrictions after the Conversion. Existing shareholders will not be required to exchange existing stock certificates for new stock certificates of CSWC Maryland.

Additionally, the Conversion will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in the location of our headquarters or current employees, including management. Members of the Company’s management, including all directors and officers, will retain in CSWC Maryland each of the respective positions, responsibilities, duties and benefits they currently hold with CSWC Texas. The Conversion will not affect our daily business operations, our organizational structure, or our consolidated financial condition and results of operations. We believe that the Conversion will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Conversion. The Conversion will not affect the amount or timing of any dividends to be paid by the Company. In addition, the Conversion will not alter the composition of management or the Board. After the Conversion, the Company’s principal executive offices will remain located at 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240.

Effect of Vote for Conversion

Approval of this Conversion proposal by our shareholders will constitute approval by our shareholders of the Plan of Conversion, the Certificate of Conversion, the Articles of Conversion and the proposed Maryland Charter and Maryland Bylaws, including those provisions of the Maryland Charter and Maryland Bylaws that, subject to certain exceptions enumerated in the MGCL, would (a) limit the personal liability of the directors and officers and (b) authorize the Company to indemnify its directors and officers against expenses incurred by the director or officer in defending against a legal action brought or threatened against the director or officer due to his or her service in such capacity, and to advance payment of those expenses to a director or officer prior to the final disposition of the proceeding. Shareholders are urged to carefully read this proxy statement and the attached appendices. Upon adoption and approval of the Plan of Conversion, the Company will be authorized to take the steps necessary under the Plan of Conversion to complete the Conversion, including to file a Certificate of Conversion with the Texas Secretary of State and Articles of Conversion and the Maryland Charter with the State Department of Assessments and Taxation of Maryland, and to adopt the Maryland Bylaws.

Effect of Not Obtaining Required Vote for Conversion

If we fail to obtain the requisite number of affirmative votes of shareholders to approve this Conversion proposal, the Conversion will not occur and the Company will continue to be incorporated in Texas and governed by Texas law and its existing Texas Charter and Texas Bylaws.

Discretion Not to Complete the Conversion

The Conversion may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Conversion, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of our Company and shareholders.

Regulatory Approvals

The Company is not required to obtain any regulatory approvals in advance of the Conversion.

Description of the Company’s Capital Stock Following the Conversion

If this Conversion proposal is approved by our shareholders and the Conversion is completed, CSWC Texas will convert into CSWC Maryland, and the rights of shareholders of CSWC Maryland will generally be governed by the MGCL and the Maryland Charter and Maryland Bylaws. The following is a description of the capital stock of CSWC Maryland upon completion of the Conversion. This description is not intended to be complete and is qualified in its entirety by reference to the full texts of the proposed Maryland Charter and Maryland Bylaws, copies of which are attached as Appendices D and E, respectively, and relevant provisions of the MGCL.

General. After the Conversion is completed, the authorized capital of CSWC Maryland will continue to be 25,000,000 shares of common stock, par value $0.25 per share.

Under the Maryland Charter, our Board will be authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining shareholder approval or ratification unless such approval or ratification is required by applicable law, the terms of any other class or series of Company stock or the rules of any stock exchange or automated quotation system on which any shares of Company stock are listed or traded.

Description of Common Stock. At the effective time of the Conversion (the “Effective Time”), CSWC Maryland will continue to be authorized to issue up to 25,000,000 shares of stock, and all of the issued and outstanding shares of common stock at that time will remain issued and outstanding.

At the Effective Time, the holders of shares of CSWC Maryland common stock will continue to be entitled to one vote per share on each matter on which the holders of common stock are entitled to vote, including the election of directors. Except as could be provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. Directors will be elected by a plurality of all the votes cast at the meeting in which directors are being elected. The holders of common stock will not be entitled cumulative voting rights in the election of directors.

CSWC Maryland common stock will not be redeemable, will not have subscription or conversion rights and will not entitle common stock holders to any preemptive rights to subscribe for any shares of any class or series of CSWC Maryland capital stock, or for any obligations convertible into shares of any class or series of CSWC Maryland capital stock, whether now or hereafter authorized.

At the Effective Time, the holders of CSWC Maryland common stock will continue to be entitled to receive such dividends, if any, as may be authorized by the Board in its discretion out of legally available funds and declared by CSWC Maryland. Subject to the rights of any preferred stock outstanding, upon liquidation or dissolution of CSWC Maryland, the holders of common stock will be entitled to receive on a pro rata basis all assets remaining for distribution to shareholders after payment of or adequate provision for all of the CSWC Maryland’s known debts and liabilities.

CSWC Maryland common stock will continue to be listed on the Nasdaq Global Select Market and trade under the symbol "CSWC."

At the Effective Time, Subtitle 6 of Title 3 of the MGCL will apply to CSWC Maryland and its shareholders. This provision provides that certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested shareholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding stock of the corporation) or an affiliate of such an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested shareholder, unless, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. A person is not an interested shareholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested shareholder. A corporation’s board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

American Stock Transfer & Trust Company will continue to be the transfer agent and registrar for CSWC Maryland common stock.

Charter and Bylaws. The provisions of the Maryland Charter and Maryland Bylaws are generally similar in substance to those of the Company’s existing Texas Charter and Texas Bylaws in most respects, except when modified to conform to Maryland law or updated to conform to what we believe are current best practices.

For a discussion of all the legal changes that will result from the Conversion, see “— Comparison of Shareholder Rights Before and After the Conversion,” as well as Appendices D and E to this proxy statement.

No Change to Employee Benefit Plans. Upon completion of the Conversion, all of CSWC Texas’s employee benefit plans (including stock option and other equity-based plans) will be continued by CSWC Maryland, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of CSWC Maryland, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Conversion would constitute approval of the assumption of these plans by CSWC Maryland. Provided the Conversion is approved by our shareholders, CSWC Maryland will continue CSWC Texas’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

Comparison of Shareholder Rights Before and After the Conversion. As a result of differences between the TBOC and MGCL, as well as differences between our current Texas Charter and Texas Bylaws, on the one hand, and the Maryland Charter and Maryland Bylaws, on the other hand, the Conversion will effect changes in the rights of our shareholders. Summarized below are material rights of the Company’s shareholders (including certain significant differences thereof) prior to and after giving effect to the Conversion resulting from the differences between the TBOC and the MGCL, and between our Texas Charter and Texas Bylaws, on the one hand, and the Maryland Charter and Maryland Bylaws, on the other hand.

The summary below does not purport to be a complete statement of the respective rights of holders of our common stock before and after the Conversion, and is qualified in its entirety by reference to the TBOC and the MGCL, to our Texas Charter and Texas Bylaws, and to the Maryland Charter and the Maryland Bylaws.

CSWC Texas	CSWC Maryland
Elections; Voting; Procedural Matters
Director Elections	Director Elections

The Texas Bylaws provide that directors are elected by a plurality of the votes cast at a meeting of shareholders at which a quorum is present.

The Texas Charter does not permit cumulative voting for the election of directors.

Same.
Term of Directors	Term of Directors

The Texas Bylaws provide that directors are elected at each annual meeting of shareholders and hold office until the next succeeding annual meeting, and until such director’s successor is elected and qualified, or until the earlier death, resignation, or removal of such director.

The Maryland Charter provides that directors are elected at each annual meeting of shareholders and serve until the next annual meeting and until such director’s successor is duly elected and qualified, or until the earlier death, resignation, or removal of such director.

Number of Directors	Number of Directors

The Texas Bylaws provide that the number of directors is determined by resolution of the Board, except that the Board may not fill more than two new directorships resulting from an increase in the size of the Board during the period between any two successive annual meetings of shareholders.

The Maryland Charter and Maryland Bylaws provide that the Board may determine the number of directors. The Maryland Charter and Maryland Bylaws provide the number of directors shall be not less than one nor more than fifteen. Neither the Maryland Charter nor the Maryland Bylaws, however, prohibit the Board from filling more than two new directorships resulting from an increase in the size of the Board during the period between any two successive annual meetings of shareholders.

Removal of Directors	Removal of Directors
The Texas Charter provides that shareholders may remove directors for cause by the affirmative vote of two-thirds of outstanding shares entitled to vote.	Same.

CSWC Texas	CSWC Maryland
Board Vacancies	Board Vacancies

The Texas Bylaws provides that vacancies may be filled by an election at an annual or special meeting of the shareholders or by the vote of a majority of the remaining directors although less than a quorum.

The Maryland Charter provides that, subject to applicable requirements of the 1940 Act and the MGCL, any vacancy on the Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum and any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors.    Stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director by the same vote that is required to elect a director.

Shareholder Voting – Quorum	Shareholder Voting – Quorum

The TBOC provides that the holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum, unless the charter provide otherwise.

The Texas Charter and Texas Bylaws do not vary from the TBOC in this regard.

The MGCL provides that the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at a meeting constitutes a quorum, unless the charter or bylaws provide otherwise.

The Maryland Charter and Maryland Bylaws do not vary from the MGCL in this regard.

Shareholder Voting – Action Generally	Shareholder Voting – Action Generally

The TBOC provides that except for the election of directors, shareholders take action by a majority of the votes cast, except where the TBOC or charter requires a larger proportion or number (see “—Shareholder Voting – Fundamental Actions” below).

The Texas Charter provides that except for the election of directors and certain fundamental actions, all questions are decided by the majority of votes cast at a meeting at which quorum is present.

The MGCL provides that except for the election of directors, shareholders take action by a majority of the votes cast, except where the MGCL or charter or bylaws requires a larger proportion or number (see “—Shareholder Voting – Fundamental Actions” below).

Like the Texas Charter, the Maryland Charter and Maryland Bylaws provides that except for the election of directors and certain fundamental actions, in general, all other matters are decided by a majority of the votes cast at a meeting at which quorum is present.

CSWC Texas	CSWC Maryland
Shareholders Voting – Fundamental Actions	Shareholder Voting – Fundamental Actions

The TBOC and Texas Charter require the affirmative vote of a greater percentage of shares entitled to vote for the approval of certain fundamental actions described below.

The TBOC requires that, unless a corporation’s charter otherwise provides, the approval of holders of two-thirds of the shares outstanding to approve (1) the liquidation or dissolution or the corporation, (2) any amendments to the charter (see “—Amendment of Articles of Incorporation” below), (3) any merger or sale and (see “—Shareholder Voting – Mergers and Sales” below) and (4) certain business combinations with significant shareholders (see “—Business Combination Statute” below).

The Texas Charter does not increase or decrease the voting thresholds set forth in the TBOC.

The Texas Charter imposes further restrictions on certain business combinations with significant shareholders (see “—Business Combination Statute” below).

The MGCL and Maryland Charter require the affirmative vote of a greater percentage of shares entitled to vote for the approval of certain fundamental actions described below.

The MGCL requires supermajority approval of certain business combinations with significant shareholders (see “—Business Combination Statute” below).

The Maryland Charter requires the approval of holders of two-thirds of the shares outstanding to (1) amend the Maryland Charter to make the common stock “redeemable securities” or any proposal, whether by charter amendment, merger or otherwise, to convert CSWC Maryland from a “closed-end company” to an “open-end company,” (2) approve the liquidation or dissolution of CSWC Maryland and (3) amend certain provisions of the Charter (see “—Amendment of Articles of Incorporation” below).

The Maryland Charter requires the approval of holders of a majority of shares outstanding to (1) amend the Maryland Charter generally (see “—Amendment of Articles of Incorporation” below), (2) approve any merger or sale of all or substantially all assets that requires shareholder approval under the MGCL (see “—Shareholder Voting – Mergers and Sales” below) and (3) approve any transaction with a person or group that beneficially holds 10% or more of outstanding voting stock, except that if (a) the Board approves such transaction and (b) at least two-thirds of the directors who are not affiliated with such person or group approve the transaction, no shareholder approval will be required unless otherwise required by the MGCL or another provision of the Maryland Charter or Maryland Bylaws.

CSWC Texas	CSWC Maryland
Shareholder Proposals; Advance Notice	Shareholder Proposals; Advance Notice

The TBOC permits a corporation to include provisions that require advance notice of and information requirements with respect to business to be brought before an annual or special meeting of shareholders, including nominations of persons for election as directors.

The Texas Bylaws do not contain specific advance notice or information requirements for business to be brought before an annual or special meeting of shareholders.

The MGCL permits a corporation to include provisions that require advance notice of and information requirements with respect to business to be brought by shareholders before an annual or special meeting of shareholders, including nominations of individuals for election as directors.

The Maryland Bylaws contain advance notice and information requirements for business to be brought before an annual or special meeting of shareholders, including nominations of individuals for election as directors. As a result, shareholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate an individual for election as a director at an annual or special meeting. For annual meetings, in order to be considered timely, shareholders must submit proposals or director nominees to CSWC Maryland no more than 150 days and no less than 120 days prior to the anniversary date of the prior year’s annual proxy mailing date. The proposal or nomination must include all information required by the Maryland Bylaws with respect to the proposing shareholders and the proposal or nominees, as applicable. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

Shareholder Voting – Mergers, Conversions and Asset Sales	Shareholder Voting – Mergers, Conversions and Asset Sales

Under the TBOC, (1) a plan of conversion or merger of the corporation with another company, (2) a plan of exchange or (3) the sale of all or substantially all of the corporation’s assets (collectively referred to in the TBOC as “fundamental business transactions”) requires the affirmative vote of the holders of two-thirds of the outstanding shares of the corporation unless a different threshold, not less than a majority, is specified in the charter.

The Texas Charter does not vary from the TBOC in this regard.

Under the MGCL, a consolidation, merger, conversion, share exchange or sale of all or substantially all of the corporation’s assets generally requires approval by two-thirds of the outstanding shares of the corporation unless a different threshold, not less than a majority, is specified in the charter.

Generally, the Maryland Charter provides that these extraordinary actions will be valid if approved by the holders of a majority of the outstanding shares entitled to vote thereon, except for certain business combinations with significant shareholders that require a super-majority shareholder vote under the MGCL (see “—Business Combination Statute” below).

CSWC Texas	CSWC Maryland
Shareholder Action by Written Consent	Shareholder Action by Written Consent

The TBOC provides that shareholders may act by written consent if all of the shareholders execute a written consent setting forth the action, unless the charter provides the shareholders may act by less than unanimous written consent.

The Texas Charter does not vary from the TBOC in this regard.

The MGCL provides that shareholders may act by written consent if all of the shareholders execute a written consent setting forth the action, unless the charter provides the shareholders may act by less than unanimous written consent.

Same.

Special Meetings of Shareholders	Special Meetings of Shareholders

The Texas Bylaws provide that the Chairman of the Board, President or a majority of the directors then in office may call a special meeting of stockholders.

The TBOC provides that holders of at least 10% of the shares outstanding that are entitled to vote at a special meeting may call a special meeting. A Texas corporation may establish in its charter or bylaws a greater or lesser percentage of votes required to call a special meeting, which percentage cannot be greater than a majority.

The Texas Charter and Texas Bylaws do not vary from the TBOC.

Like the Texas Bylaws, the Maryland Bylaws provide that the Chairman of the Board, President or a majority of the directors then in office may call a special meeting of stockholders.

The MGCL provides that the secretary of a corporation must call a special meeting at the request of holders of at least 25% of the shares outstanding that are entitled to vote at a special meeting may call a special meeting. A Maryland corporation may establish in its charter or bylaws a greater or lesser percentage of votes required to call a special meeting, which percentage may not be greater than a majority.

The Maryland Charter and Maryland Bylaws provide that a special meeting of shareholders to act on any matter that may properly be considered by shareholders will be called by the secretary upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on such matter, accompanied by the information required by the Maryland Bylaws. This standard reflects the majority position among our competitors that are incorporated in Maryland.

CSWC Texas	CSWC Maryland
Amendment of Articles of Incorporation	Amendment of Articles of Incorporation

Under the TBOC, an amendment to the charter must be recommended by the board of directors and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the charter.

The Texas Charter does not provide for a different threshold.

Under the MGCL, amendments to the charter generally must be recommended by the board of directors and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the charter.

The Maryland Charter provides that, except for those amendments permitted to be made without shareholder approval under Maryland law or by specific provision in the Maryland Charter, amendments to the Maryland Charter must be recommended by the Board and approved by the affirmative vote of a majority of the outstanding shares entitled to be cast on the matter, except with respect to any of the following amendments, which require the affirmative vote of two-thirds of the outstanding shares entitled to be cast on the matter:

(1)  amendments relating to removal of directors;

(2)  amendments relating to the number and vacancies of directors;

(3)  amendments relating to the election of directors;

(4)  amendments relating to special meetings of shareholders;

(5)  amendments relating to amendments to the Maryland Charter generally; and

(6)  amendments relating to the vote required to approve certain extraordinary actions and charter amendments.

Purpose of the Company	Purpose of the Company

The Texas Charter provides that the Company is organized solely for the purpose of operating either as a management investment company under the 1940 Act or as a business development company under the 1940 Act.

The Maryland Charter provides that CSWC Maryland is formed to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a business development company under the 1940 Act or as a managed investment company under the 1940 Act, subject in either case to making an election to be regulated as such thereunder.

CSWC Texas	CSWC Maryland
Amendment of Bylaws	Amendment of Bylaws

The TBOC provides that a corporation’s bylaws may be amended by action of the shareholders or action of the board of directors.

The Texas Charter and Texas Bylaws do not vary from the TBOC in this regard.

The MGCL vests the ability to amend or repeal a corporation’s bylaws solely in the shareholders unless the charter or bylaws confer the power to amend the bylaws on the board of directors, which power may be conferred exclusively on the board of directors.

Like the Texas Charter and Texas Bylaws, the Maryland Bylaws provide that either the Board or the shareholders by a majority of the votes entitled to be cast may amend the bylaws.

Board or Committee Action by Written Consent	Board or Committee Action by Written Consent
The Texas Bylaws provide that any action permitted or required to be taken by the Board or any committee thereof may be done by unanimous written consent.	Same.
Inspection of Books and Records	Inspection of Books and Records

The TBOC provides that shareholders are entitled to examine and copy a corporation’s books and records upon making a written demand; provided the shareholder has held shares for at least six months or holds at least 5% of the corporation.

The Texas Charter and Texas Bylaws do not vary from the TBOC in this regard.

The MGCL provides that any shareholder may inspect and copy, during usual business hours, only the corporation’s bylaws, minutes of shareholder meetings, annual statements of affairs, voting trust agreements and a statement showing all stock and securities issued by the corporation during the prior twelve months. Additionally, any person who has been a holder of record for a minimum of six months of at least 5% of the corporation’s outstanding shares may also (1) inspect the books of account and stock ledger, (2) require the corporation to prepare and have available a statement of its affairs and (3) for a corporation that does not maintain at shareholder list at its principal office, require the corporation to prepare and have available a list of its shareholders.

The Maryland Charter and Maryland Bylaws do not vary from the MGCL in this regard.

CSWC Texas	CSWC Maryland
Standard of Conduct	Standard of Conduct

Under Texas law, a director owes the fiduciary duties of loyalty (including good faith), care and obedience to the corporation. The duty of loyalty requires a director to act in good faith and to not allow personal interest to prevail over that of the corporation. The duty of care requires a director to act and perform corporate duties in the same manner as an ordinarily prudent person would under similar circumstances. In performing this obligation, a director must be diligent and informed and exercise honest and unbiased business judgment in pursuit of corporate interests. Texas law provides that a director may in good faith rely on information, opinions, reports or statements prepared by officers or employees of the corporation, counsel, accountants and investment bankers. The duty of obedience requires that a director avoid committing acts beyond the scope of the powers of the corporation. When a director acts consistently with the director’s duties of loyalty (including good faith), care and obedience, the director’s decisions are generally presumed to be valid under the Texas business judgment rule.

The MGCL requires that a director act in good faith, in a manner the director reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In addition, under the MGCL, any act of a director of a corporation is presumed to satisfy this standard of conduct, and any act of a director relating to or affecting an acquisition or a potential acquisition of control of the corporation or any other transaction or potential transaction may not be subject to a higher duty or greater scrutiny than is applied to any other act of a director.

Limitation on Personal Liability of Directors	Limitation on Personal Liability of Directors and Officers

The TBOC permits corporations to include in the charter a provision limiting the personal liability of directors to the corporation and its shareholders for an act or omission in his or her capacity as a director, except to the extent the person is found liable under applicable law for:

(1)  breach of the duty of loyalty to the corporation or its shareholders;

(2)  acts or omissions not made in good faith that constitutes a breach of duty to the corporation or that involve intentional misconduct or a knowing violation of the law;

(3)  a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director’s office; or

(4)  an act or omission for which the liability of the director is expressly provided by statute.

The Texas Charter does not contain a provision limiting the personal liability of directors as permitted by the TBOC.

The MGCL permits a corporation to include in its charter a provision limiting the personal liability of its directors and officers to the corporation and its shareholders for money damages,  except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and which is material to the cause of action.

The Maryland Charter contains a provision limiting the personal liability of directors and officers to the fullest extent permitted by Maryland law.

CSWC Texas	CSWC Maryland
Indemnification of Directors and Officers	Indemnification of Directors and Officers

The TBOC permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person: (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and that the person’s conduct was not opposed to the corporation’s best interests and (3) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred. Additionally, no indemnification will be available if the person is found liable for: (1) willful or intentional misconduct in the performance of the person’s duty to the corporation, (2) breach of the person’s duty of loyalty owed to the enterprise or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The Texas Charter provides for indemnification of directors and officers to the fullest extent permitted by Texas law, but does not provide for advancement of expenses.

Under the MGCL, Maryland corporations must (unless the charter provides otherwise, which the Maryland Charter does not) indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity.

A Maryland corporation may indemnify present and former directors and officers, among others,  against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or certain other capacities unless it is established that:

(1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

(2) the director or officer actually received an improper personal benefit in money, property or services; or

(3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A  Maryland corporation may not indemnify a director or officer:

(1) in a suit by or on behalf of the corporation in which the director or officer was adjudged liable to the corporation; or

(2) in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

CSWC Texas	CSWC Maryland

A corporation may advance reasonable expenses to a director and officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

The Maryland Charter provides for indemnification of directors and officers to the fullest extent permitted by Maryland law, including advancement of expenses, subject to the 1940 Act.

Appraisal Rights	Appraisal Rights

Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under the TBOC, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(a) listed on a national securities exchange (the Company currently meets this condition by virtue of its listing on the Nasdaq Select Global Market); or

(b) held of record by at least 2,000 owners;

Under the MGCL, except as noted below, a shareholder has the right to demand payment of fair value for its stock from the successor if:

(1) the corporation consolidates or merges with another corporation;

(2) stock is to be acquired in a statutory share exchange;

(3) the corporation transfers all or substantially all of its assets in a manner requiring shareholder approval;

(4) the corporation amends its charter to alter contract rights set forth in the charter and adversely affects the shareholder's rights (unless the right to do so is reserved by the charter of the corporation);

(5) the transaction is subject to certain provisions of the Maryland Business Combination Act; or

(6) the corporation is converted.

CSWC Texas	CSWC Maryland

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(a) ownership interests, or depository receipts in respect of ownership interests, of a another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance or (ii) held of record by at least 2,000 owners;

(b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(c) any combination of the ownership interests and cash above.

The Texas Charter does not vary from the TBOC in this regard

Unless the transaction is governed by certain provisions of the Maryland Business Combination Act, a shareholder may not demand the fair value of its stock if the stock is:

(1) listed on a national securities exchange;

(2) that of the successor in the merger, unless either (a) the merger alters the contract rights of the stock (and the charter does not reserve the right to do so) or (b) the stock is to be changed or converted into something other than stock in the successor or cash, scrip or other rights arising out of provisions for the treatment of fractional shares of stock in the successor;

(3) not entitled to vote on the transaction; or

(4) denied appraisal rights in the corporation’s charter.

The Maryland Charter does not vary from the MGCL in this regard.

The Maryland Charter does not deny appraisal rights to shareholders as is common among business development companies incorporated in Maryland. However, similar to other publicly traded business development companies, our current listing on the Nasdaq Global Select Market will effectively prevent shareholders from seeking appraisal rights as long as we remain listed.

Authorized Shares; Dividends
Authorized Shares	Authorized Shares

The Texas Charter authorizes CSWC Texas to issue up to 25,000,000 shares of common stock, par value $0.25 per share. As of May [16], 2017, 16,011,296 shares of common stock were issued and outstanding. [NTD: Should match date on beneficial ownership table and elsewhere in document.]

The Maryland Charter authorizes CSWC Maryland to issue up to 25,000,000 shares of common stock, par value $0.25 per share.

CSWC Texas	CSWC Maryland
Classification of Stock	Classification of Stock
None of the TBOC, the Texas Charter or the Texas Bylaws contain any provisions authorizing the Board to classify or reclassify unissued shares of stock.

As permitted under the MGCL, the Maryland Charter authorizes the Board, without shareholder approval, to classify and reclassify any unissued shares of CSWC Maryland common stock into other classes or series of stock and authorizes the Board to issue the newly classified shares. Prior to the issuance of shares of each new class or series, the Board is required by Maryland law to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

Declaration and Payment of Dividends	Declaration and Payment of Dividends

The TBOC provides that dividend may be declared as authorized by the board of directors and other distributions, provided that no dividends may be paid if the payment of such dividend:

(1) violates its charter;

(2) renders the corporation unable to pay its debts as they become due; or

(3) exceeds either of the corporation’s net assets or surplus.

The Texas Charter does not vary from the TBOC in this regard.

The MGCL provides that dividends and other distributions may be declared as authorized by the board, provided that no dividends may be paid if, after giving effect to the dividend or other distribution:

(1) the corporation would not be able to pay its debts as they become due in the usual course of business; or

(2) the corporation's total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution; except the corporation may make a dividend or other distribution from (a) the net earnings of the corporation for the fiscal year in which the dividend or other distribution is made, (b) the net earnings of the corporation for the preceding fiscal year or (c) the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The corporation’s charter may further restrict the corporation’s ability to pay dividends.

The Maryland Charter does not vary from the MGCL in this regard.

CSWC Texas	CSWC Maryland
Anti-Takeover Statute
Business Combination Statute	Business Combination Statute

The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between a Texas public corporation and an “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation’s voting power.

The TBOC provides an exception to this prohibition if: (1) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder, (2) two-thirds (or a higher if specified in the charter) of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership, or (3) if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.

The Texas Charter further provides that a shareholder becomes the beneficial owner of at least 10% of the Company’s outstanding shares, it cannot enter into a business combination unless:

(1) the combination is approved by two-thirds of shareholders; or

(2) (a) certain fair price and terms conditions are met,
(b) the shareholder has not received any loans,
financial assistance or tax advantages from the Company and (c) a proxy statement is mailed 40 days prior to the meeting that includes a board recommendation and fairness opinion.

Under the MGCL, certain “business combinations” between a Maryland corporation and an “interested shareholder” or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder.

After such five-year period, any such business combination must generally be recommended by the board of directors and approved by the affirmative vote of at least (1) 80% of the votes entitled to be cast and (2) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected or such interested shareholder’s affiliate or associate, unless, among other conditions, the corporation’s common shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

If the board of directors approves in advance the transaction by which a person would become an interested shareholder, that person will be deemed to not be an interested shareholder and will not be subject to the MGCL’s restrictions described above. In approving a transaction, however, the board of directors may provide that its approval is subject to compliance, at or after the time of the approval, with any terms and conditions determined by it.

A “business combination” includes a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities. An “interested shareholder” is defined generally as (1) any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or (2) an affiliate or associate of the corporation who, at any time during the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

CSWC Texas	CSWC Maryland

These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by a Maryland corporation’s board of directors prior to the time that the interested shareholder becomes an interested shareholder.

A corporation may elect not to be governed by the Business Combination Act through a charter provision or board resolution. The Maryland Charter does not make an election to opt out of the business combination statute. CSWC Maryland will be subject to the MGCL’s business combination statute at the completion of the Conversion. The Maryland Charter does not make an election not to be governed by the business combination statute and does not otherwise vary from the MGCL in this regard.

Control Share Acquisition Act	Control Share Acquisition Act
The TBOC does not contain a control share acquisition act or similar statute, nor do the Texas Charter or Texas Bylaws contain any similar provisions or requirements.

The description below of the Control Share Acquisition Act is provided for completeness only. The SEC Staff has stated that use of the MGCL’s Control Share Acquisition Act is inconsistent with certain requirements under the 1940 Act. As such, the Maryland Bylaws contain a provision opting out of the Control Share Acquisition Act.

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast on the matter, excluding shares held by: (1) a person who has made or proposes to make the control share acquisition; (2) an officer of the corporation or (3) an employee of the corporation who is also a director of the corporation.

“Control shares” are voting shares which, if aggregated with all other shares owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power within one of the following ranges of voting power: (A) one-tenth or more but less than one-third; (B) one-third or more but less than a majority or (C) a majority or more of all voting power. Control shares do not include shares that the acquirer is entitled to vote as a result of having previously obtained shareholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

CSWC Texas	CSWC Maryland

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the corporation’s board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement,” then, subject to certain conditions and limitations, the corporation may redeem for fair value any or all of the control shares (except those for which voting rights have previously been approved). Fair value is determined, without regard to the absence of voting rights for the control shares, (1) as of the date of the last control share acquisition by the acquirer or (2) if a meeting of shareholders is held at which the voting rights of such shares are considered and not approved, as of the date of the meeting.

If voting rights for control shares are approved at a shareholder meeting and the acquirer becomes entitled to exercise or direct the exercise of a majority of all voting power, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply to (1) shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (2) acquisitions approved or exempted by the charter or bylaws of the corporation.

CSWC Texas	CSWC Maryland
Unsolicited Takeovers Act	Unsolicited Takeovers Act
The TBOC does not contain an unsolicited takeovers act or similar statute.

Subtitle 8 of Title 3 of the MGCL permits a Maryland corporation with a class of equity securities registered under the 1934 Act and at least three independent directors to elect to be subject to any or all of five provisions of the MGCL that provide, respectively, for:

(1)  a classified board;

(2)  a two-thirds vote requirement for removing a director;

(3)  a requirement that the number of directors be fixed only by vote of the board of directors;

(4)  a requirement that a vacancy on the board be filled only by the remaining directors in office and (if the board is classified) for the remainder of the full term of the class of directors in which the vacancy occurred; and

(5)  a majority requirement for the calling of a shareholder-requested special meeting of shareholders.

The election can be made either through a corporation’s charter or bylaws or through a resolution of its board of directors (notwithstanding any contrary provision in the charter or bylaws).

The Maryland Charter prohibits CSWC Maryland from electing to be subject to any of the provisions of Subtitle 8, unless the election is first approved by shareholders by a majority of the votes cast. Through provisions in the Maryland Charter and Maryland Bylaws unrelated to Subtitle 8, CSWC will (a) vest in the Board the exclusive power to fix the number of directorships (b) require a two-thirds vote for removing a director and (c) require, unless called by our Chairman of the Board, President or a majority of the directors then in office, the request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting to call a special meeting of shareholders.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Conversion to holders of our common stock. This summary is not a comprehensive description of all of the U.S. federal tax consequences of the Conversion that may be relevant to holders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the conversion, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

The Conversion provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the Conversion qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of CSWC Texas common stock will not recognize any gain or loss as a result of the completion of the Conversion, (b) the aggregate tax basis of shares of CSWC Maryland common stock immediately following completion of the Conversion will be equal to the aggregate tax basis of the shares of CSWC Texas common stock immediately before consummation of the Conversion, and (c) the holding period for shares of CSWC Maryland common stock following the Conversion will include the holding period of shares of CSWC Texas common stock converted therefor.

Accounting Treatment

We expect that the Conversion will have no effect on the Company from an accounting perspective because there is no change in the entity as a result of the Conversion. As such, the historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this proxy statement, will remain the financial statements of CSWC Maryland following the Conversion.

Dissenters’ or Appraisal Rights

The shareholders of the Company will not be entitled to dissenters’ rights or appraisal rights as a result of the Conversion.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE CONVERSION OF OUR COMPANY FROM A TEXAS CORPORATION TO A MARYLAND CORPORATION

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Exchange Act, we are asking our shareholders to provide advisory approval of the compensation of our current named executive officers, as we described in the “Compensation Discussion and Analysis” section of this proxy statement. While this vote is advisory and non-binding, it will provide information to the Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when determining executive compensation for fiscal 2018 and future periods. We currently request that our shareholders to vote annually (on a non-binding basis) on executive compensation. The next advisory vote on executive compensation will occur at our 2018 annual meeting.

The Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance, provide incentives for future performance and to align executive’s long-term interests with the interests of our shareholders. To achieve these objectives, the Compensation Committee has implemented compensation plans that tie a substantial portion of executive’s overall compensation to key strategic financial and operational goals such as maintaining and growing our investment portfolio. It is the intention of the Compensation Committee that our executive officers be compensated competitively and consistent with our strategy, sound corporate governance principles and shareholder interests and concerns.

The Board recommends that shareholders approve the program by approving the following advisory resolution:

“RESOLVED, that the shareholders of Capital Southwest Corporation approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the proxy statement relating to the 2017 fiscal year pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis section, the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the proxy statement).”

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL FOUR: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC regulations, the shareholders are entitled to vote on how frequently we should request that our shareholders vote on a non-binding basis on executive compensation. This is sometimes referred to as the “Say on Pay” vote.

By voting on this proposal, shareholders may indicate whether they prefer that we conduct the advisory “Say on Pay” vote every one year, every two years or every three years. Shareholders may also abstain from casting a vote on this proposal. Pursuant to the Act, the shareholder vote on the frequency of the “Say on Pay” vote is an advisory vote only, and it is not binding on the Company or the Board.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every one year is the most appropriate alternative for our Company and our shareholders at this time.

Even though your vote is advisory and therefore will not be binding on the Company or our Board, our Board and the Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote on this proposal when deciding the frequency of future advisory votes on executive compensation.

THE BOARD OF RECOMMENDS THAT YOU VOTE FOR “ONE YEAR” ON THE FREQUENCY OF ADVISORY “SAY ON PAY” VOTE ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS.

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP as the independent registered accounting firm to audit our financial statements for the fiscal year ending March 31, 2018. SEC regulations and the Nasdaq Marketplace Rules require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee. However, if the Board considers the selection of an independent registered public accounting firm to be an important matter to shareholders. Accordingly, the Board considers a proposal for shareholders to ratify this appointment to be an opportunity for shareholders to provide input to the Audit Committee and the Board on a key corporate governance issue. If shareholders fail to ratify the appointment, the Audit Committee may, but is not required to, reconsider the appointment.

A representative of Grant Thornton LLP will be present at the Annual Meeting and will have the opportunity to make a statement regarding our financial statements for the fiscal year ended March 31, 2017 and is expected to be available to respond to appropriate questions you may have.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FOR FISCAL 2018.

Audit and Other Fees

The following table sets forth fees for services rendered by Grant Thornton LLP for fiscal 2017 and 2016 as of the date of this proxy statement.

Service	2017	2016
Audit Fees (1)	232,000	149,950
Audit Related Fees (2)	—	508,195
Tax Fees (3)	—	47,213
All Other Fees	—	—
Total Fees	232,000	705,358

(1)

Represents fees for the audit of our annual financial statements, internal controls and review of our quarterly financial statements and audit services provided in connection with our statutory and regulatory filings.

(2)

Audit-related fees for fiscal 2016 consist of $388,750 of professional service fees in connection with the spin-off. In addition, $119,445 was related to professional services provided in connection with various SEC filings.

(3)	Represents fees for services provided in connection with tax compliance, tax advice and tax planning.

The Audit Committee has determined that the provision of non-audit services by Grant Thornton LLP is compatible with maintaining Grant Thornton’s independence. At its regularly scheduled and special meetings, the Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent accountants, Grant Thornton LLP. In accordance with its charter, the Audit Committee approves in advance all audit and tax services to be provided by Grant Thornton LLP. During fiscal 2017, all services were pre-approved by the Audit Committee in accordance with this policy.

AUDIT COMMITTEE REPORT

The Audit Committee is currently composed of five members of the Board. Each member is an independent director as required by Sarbanes-Oxley and Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board and reviewed annually by the Audit Committee. The charter is available on Capital Southwest’s website at http://www.capitalsouthwest.com/media/audit-committee-charter.pdf.

The Audit Committee oversees Capital Southwest’s financial reporting process and system of internal control over financial reporting on behalf of the Board. Management is responsible for preparing Capital Southwest’s financial statements and Capital Southwest’s reporting process, including Capital Southwest’s system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of the valuation of securities and other significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or accounting principles generally accepted in the United States (“GAAP”). The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management and Capital Southwest’s independent registered public accounting firm.

Capital Southwest’s independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of Capital Southwest’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for expressing an opinion on the conformity of those audited financial statements with GAAP. The Audit Committee reviewed with Grant Thornton LLP its judgment as to the quality, not just the acceptability, of Capital Southwest’s accounting principles, the reasonableness of the valuation of securities and other significant judgments, the clarity of disclosures in the financial statements and such other matters as are required to be discussed with the Audit Committee by Statements on Auditing Standards No. 1301, as adopted by the PCAOB in Rule 3200T and by SEC Regulations S-X Rule 2‑07, Communications with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning Grant Thornton’s independence, and has discussed with Grant Thornton the independent accountant’s independence.

The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit and also met with them, with and without management present, to discuss the results of their audit, their evaluation of Capital Southwest’s system of internal controls over financial reporting and the overall quality of Capital Southwest’s financial reporting.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2017 with management and Grant Thornton LLP and also discussed with management and Grant Thornton LLP the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and Sarbanes-Oxley to accompany our periodic filings with the SEC.

Based on the reviews and discussions referred to above and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, all of the Audit Committee members, whose names are listed below, recommended to the Board that the Board approve the inclusion of the audited consolidated financial statements for the fiscal year ended March 31, 2017 in the Annual Report on Form 10‑K.

Audit Committee
David R. Brooks, Chairman
Jack D. Furst
T. Duane Morgan
William R. Thomas III
John H. Wilson

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our officers and directors and persons who beneficially own 10% or more of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners also are required by SEC rules to furnish us with copies of all Section 16(a) reports they file with the SEC. Based solely upon a review of the reports furnished to us, we believe that each of our officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during fiscal 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to CSWC. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with CSWC, including our officers, directors and employees and any person controlling or under common control with us, subject to limited exceptions.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with CSWC, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, CSWC, companies controlled by us and our employees and directors. The Audit Committee is responsible for approving related party transactions exceeding $50,000 in aggregate value.

In addition, our Code of Conduct and Code of Ethics, which are applicable to all of our employees, officers and directors, require that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our Code of Conduct and Code of Ethics are available at http://www.capitalsouthwest.com/governance.

OTHER MATTERS

As of the mailing date of this proxy statement, the Board knows of no other matters to be presented at the meeting. Should any of the matters requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Shareholder Proposals for 2018 Annual Meeting

Any shareholder who intends to present a proposal at the annual meeting in the year 2018, and who intends to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary at 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary, no later than February 16, 2018. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

If our conversion is approved, any shareholder, who intends to bring business to the annual meeting in the year 2018, but not include the proposal in our proxy statement, or to nominate a person to the Board, must also give written notice to our corporate secretary at the address set forth in the preceding paragraph, no later than February 16, 2018.

Reduce Duplicate Mailings

We are required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, we or your broker may discontinue mailings of multiple copies.

Once you have received notice from the account holder or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and annual report or notice of availability of these materials and you wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify the account holder if your shares are held in street name or us if you hold registered shares in your name. You can notify us by sending a written request to Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240, Attention: Secretary, or by contacting us at (214) 238‑5700, and we will promptly deliver materials as requested.

Appendix A

Plan of Conversion

PLAN OF CONVERSION
OF
CAPITAL SOUTHWEST CORPORATION,
A TEXAS CORPORATION
TO
CAPITAL SOUTHWEST CORPORATION,
A MARYLAND CORPORATION

This Plan of Conversion (the “Plan of Conversion”) is adopted as of this [2] day of [August], 2017, by Capital Southwest Corporation, a Texas corporation (the “Company”), to effect its conversion into Capital Southwest Corporation, a Maryland corporation (the “Converted Company”).

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Texas;

WHEREAS, the Company’s directors deem it advisable and in the best interest of the Company and its shareholders to convert to a corporation duly organized and existing under the laws of the State of Maryland (the “Conversion”), pursuant to the terms, provisions and conditions set forth in this Plan of Conversion and in accordance with Sections 10.101 and 10.103 of the Business Organizations Code of the State of Texas (the “Texas Code”), and Sections 3‑901 et seq. of the Maryland General Corporation Law (the “MGCL”); and

WHEREAS, the Company’s board of directors has authorized, approved and adopted the form, terms and provisions of this Plan of Conversion and submitted this Plan of Conversion to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan of Conversion.

NOW THEREFORE, in consideration of the foregoing, the conversion will take place pursuant to the following terms and conditions:

1.	Conversion; Effect of Conversion.
a.

At the Effective Time (as hereinafter defined), the Company will be converted into the Converted Company, pursuant to, and in accordance with, Sections 10.101 and 10.103 of the Texas Code, and Sections 3‑901 et seq.of the MGCL, whereupon the previous organizational form of the Company will cease, and the Company will continue its existence in the organizational form of the Converted Company, which will be subject to the laws of the State of Maryland.

b.

At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Texas and the State of Maryland, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Maryland, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Maryland. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Maryland.

c.

The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Maryland corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion

d.	At the Effective Time, the name of the Converted Company shall be: Capital Southwest Corporation.
e.	The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, as amended.
2.	Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:
a.

executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 10.154 of the Texas Code substantially in the form set forth on Exhibit A hereto (the “Texas Certificate of Conversion”) with the Secretary of State of the State of Texas (the “Texas Secretary of State”);

b.

executing and filing (or causing to be executed and filed) Articles of Conversion pursuant to Section 3‑903 of the MGCL substantially in the form set forth on Exhibit B hereto with the State Department of Assessments and Taxation of Maryland (the “Maryland SDAT”); and

c.

acknowledging and filing (or causing to be executed, acknowledged and filed) Articles of Incorporation of Capital Southwest Corporation substantially in the form set forth on Exhibit C hereto (the "Maryland Articles of Incorporation") with the Maryland SDAT.

3.

Effective Time. The Conversion shall become effective upon the later to occur of (a) the filing with and acceptance by the Texas Secretary of State of the Texas Certificate of Conversion and (b) the filing with and acceptance by the Maryland SDAT of the Articles of Conversion (the time of the effectiveness of the Conversion, the "Effective Time").

4.

Conversion of Shares of Common Stock. At the Effective Time, each share of common stock in the Company, par value $0.25 per share (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall automatically, by virtue of the Conversion and without any further action on the part of the Company or any other person or entity, be converted into one share of the Converted Company, par value .$0.25 per share (the “Converted Company Common Stock”).

5.

Effect of Conversion on Outstanding Stock Options. At the Effective Time, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically, by virtue of the Conversion and without any further action on the part of the Company or any other person or entity, be converted into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

6.

Effect of Conversion on Stock Certificates.   At the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall automatically, by virtue of the Conversion and without any further action on the part of the Company or any other person or entity, be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company evidenced by such outstanding certificate as provided above.

7.

Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. At the Effective Time, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall automatically, by virtue of the Conversion and without any further action on the part of the Company or any other person or entity, continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Time.

8.

Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Maryland. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

9.

Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan of Conversion, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan of Conversion, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan of Conversion.

10.

Effect of Conversion on Directors and Officers. The members of the board of directors and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Converted Company and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

11.

Maryland Bylaws. At the Effective Time, the Bylaws of the Converted Company (the “Maryland Bylaws”), a copy of which is attached hereto as Exhibit D, shall govern the Converted Company until amended in accordance with the Maryland Bylaws, the Maryland Articles of Incorporation and applicable law.

12.

Maryland Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Company shall enter into an Indemnification Agreement substantially in the form set forth on Exhibit E hereto with each member of the Board of Directors of the Converted Company and each executive officer of the Converted Company.

13.

Office. From and after the Effective Time, the Company’s principal office shall be the same as that of the Company’s principal office, which is as follows: 5400 LBJ Freeway, Suite 1300, Dallas, Texas 75240.

14.

Registered Office and Agent. From and after the Effective Time, the Converted Company’s registered office and initial registered agent shall be: The Corporation Trust Incorporated, 351 W. Camden Street, Baltimore, Maryland 21201.

15.

Shareholder Approval. This Plan of Conversion was recommended by the Company’s directors and submitted to and approved by the Company’s shareholders as required by the Company’s Articles of Incorporation and Bylaws and in accordance with the Texas Code. All required documents shall be executed, filed and recorded and all required acts shall be done to accomplish the Conversion contemplated hereby required by law.

16.

Implementation and Interpretation. This Plan of Conversion shall be implemented and interpreted, prior to the Effective Time, by the board of directors of the Company and, upon the Effective Time, by the board of directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding and conclusive on all parties.

17.

Termination; Abandonment. At any time prior to the Effective Time, the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of the Company, such action would be in the best interest of the Company and its shareholders. This Plan of Conversion may be terminated and/or the Conversion abandoned at any time prior to the Effective Time by the action of the officers of the Company, notwithstanding the approval of this Plan of Conversion by the shareholders of the Company. In the event of termination of this Plan of Conversion and/or abandonment of the Conversion, then this Plan of Conversion shall become void and of no further force and effect without liability on the part of any party hereto or their respective officers and agents.

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed effective as of the date and year first written above.

CAPITAL SOUTHWEST CORPORATION,
a Texas corporation

By:
	Name:	Michael S. Sarner
	Title:	Chief Financial Officer

Exhibit A

Certificate of Conversion

[Certificate of Conversion in the form of Appendix B to this Proxy Statement attached.]

Exhibit B

Articles of Conversion

[Articles of Conversion in the form of Appendix C to this Proxy Statement attached.]

Exhibit C

Articles of Incorporation

[Articles of Incorporation in the form of Appendix D to this Proxy Statement attached.]

Exhibit D

Bylaws

[Bylaws in the form of Appendix E to this Proxy Statement attached.]

Exhibit E

Form of Indemnification Agreement

[Form of Indemnification Agreement in the form of Appendix F to this Proxy Statement attached.]

Appendix B

Certificate of Conversion

CERTIFICATE OF CONVERSION

OF A

TEXAS CORPORATION

TO A

MARYLAND CORPORATION

(In compliance with Section 10.154 of the

Business Organizations Code of the State of Texas)

Converting Entity Information

1.The name of the converting Texas corporation is Capital Southwest Corporation.

2.The jurisdiction of formation of the corporation is Texas.

3.The date of formation of the Texas Corporation is April 19, 1961.

4.The file number issued to the corporation by the secretary of state is 17385700.

Converted Entity Information

5.The corporation named above is converting to a Maryland corporation. The name of the Maryland corporation is Capital Southwest Corporation.

6.The corporation will be formed under the laws of Maryland.

Plan of Conversion

7.A signed plan of conversion is on file at the principal place of business of the converting entity. The address of the principal place of business of the corporation is 5400 LBJ Freeway, Suite 1300, Dallas, TX 75240.

8.A signed plan of conversion will be on file after the conversion at the principal place of business of the converted entity. The address of the principal place of business of the converted corporation is 5400 LBJ Freeway, Suite 1300, Dallas, TX 75240.

9.A copy of the plan of conversion will be furnished on written request without cost by the converting entity before the conversion or by the converted entity after the conversion to any owner or shareholder of the converting or converted entity.

Approval of the Plan of Conversion

10.The plan of conversion has been approved as required by the law of the jurisdiction of formation and the governing documents of the converting entity.

Effectiveness of Filing

11.This Certificate shall take effect upon the later to occur of (1) the acceptance and filing of this Certificate by the secretary of state of the State of Texas and (2) the acceptance and filing of the Articles of Conversion, dated the date hereof, with the State Department of Assessments and Taxation of Maryland, which shall occur within 90 days of the date hereof.

Tax Certificate

12.In lieu of providing the Certificate of Account Status to Terminate from the Texas Comptroller, the converted entity will assume all liability for the payment of any franchise and/or sales taxes.

- Signature page follows -

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and the person signing is authorized under the provisions of the Business Organizations Code of the State of Texas to execute the filing instrument.

Date:

CAPITAL SOUTHWEST CORPORATION

By:
Michael S. Sarner, Chief Financial Officer

Appendix C

Articles of Conversion

ARTICLES OF CONVERSION

CONVERTING

CAPITAL SOUTHWEST CORPORATION,

A TEXAS CORPORATION

TO

CAPITAL SOUTHWEST CORPORATION,

A MARYLAND CORPORATION

(In compliance with Section 3‑903 of the Maryland General Corporation Law)

THIS IS TO CERTIFY THAT:

FIRST: Capital Southwest Corporation is a Texas corporation formed on April 19, 1961 (the “Company”) and, by virtue of these Articles of Conversion and the Articles of Incorporation filed for record herewith, is converting (the “Conversion”) to Capital Southwest Corporation, a corporation formed under the general laws of the State of Maryland (the “Converted Company”), on the terms and conditions set forth herein.

SECOND: Upon the completion of the Conversion in accordance with the Maryland General Corporation Law and the Texas Business Organizations Code, the Converted Company shall, for all purposes of the laws of the State of Maryland, continue as the same entity as the Company, and the Conversion will have the effects set forth herein and in the Maryland General Corporation Law and the Texas Business Organizations Code. Upon the completion of the Conversion:

a)Each outstanding share of common stock in the Company, par value $0.25 per share (the “Company Common Shares”), shall, without any action on the part of any stockholder of the Company, be converted into and exchanged for one share of common stock of the Converted Company, par value $0.25 per share.

b)No shares of stock in the Company of any class or series other than Company Common Shares are issued or outstanding.

THIRD: The terms and conditions of the Conversion were advised, authorized and approved by the Company in the manner and by the vote required by the laws of the State of Texas and the articles of incorporation and the bylaws of the Company. The Conversion has been approved in accordance with the provisions of Subtitle 9 of Title 3 of the Maryland General Corporation Law.

FOURTH: These Articles of Conversion shall become effective upon the later to occur of (a) the acceptance for record by the State Department of Assessments and Taxation of Maryland of these Articles of Conversion and (b) the acceptance for record by the Secretary of State of the State of Texas of the Certificate of Conversion.

FIFTH: The undersigned acknowledges these Articles of Conversion to be the act and deed of the Company and, further, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts relating to the Company are true in all material respects and that this statement is made under the penalties of perjury.

-  Signature page follows -

C-1

IN WITNESS WHEREOF, these Articles of Conversion have been duly executed and attested on behalf of the Company as of the _____ day of ___________, 2017.

CAPITAL SOUTHWEST CORPORATION

By:
Bowen S. Diehl
President and Chief Executive Officer

Attest:

By:
Michael S. Sarner
Secretary

C-2

Appendix D

Proposed Maryland Charter

CAPITAL SOUTHWEST CORPORATION

ARTICLES OF INCORPORATION

THIS IS TO CERTIFY THAT:

ARTICLE I

INCORPORATOR

Michael Sarner, whose address is c/o Capital Southwest Corporation, 5400 LBJ Freeway, Suite 1300, Dallas, TX 75240, being at least 18 years of age, by these Articles of Incorporation and by Articles of Conversion effective as of [•] [p][a].m. [Eastern] time on [•], 2017, does hereby convert Capital Southwest Corporation, a Texas corporation formed on April 19, 1961, into a corporation formed under the general laws of the State of Maryland.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:  Capital Southwest Corporation.

ARTICLE III

PURPOSES

The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including, without limitation or obligation, engaging in business as a business development company under the Investment Company Act of 1940 (the “1940 Act”), subject to making an election to be regulated as such thereunder, or as a managed investment company under the 1940 Act, subject to making an election to be regulated as such thereunder.

ARTICLE IV

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201. The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Seection 5.1     Number and Vacancies of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be six (6), which number may be increased or decreased only by a majority of the entire Board of Directors by a duly adopted resolution, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”), which is one, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. A director shall have the qualifications, if any, as specified in the Bylaws of the Corporation (the “Bylaws”). The names of the directors who shall serve until their successors are duly elected and qualify are:

Bowen S. Diehl

David R. Brooks

Jack D. Furst

T. Duane Morgan

William R. Thomas, III

John H. Wilson

If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect the powers of the remaining directors hereunder, if any. Subject to applicable requirements of the 1940 Act and the MGCL, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. The directors shall serve for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualify.

Section 5.2     Extraordinary Actions. Except as specifically provided in Section 5.8 (relating to removal of directors), and in Section 7.2 (relating to certain actions and certain amendments to the charter of the Corporation (the “Charter”)) and except for any applicable provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of the votes entitled to be cast on the matter.

Section 5.3     Election of Directors. Each director shall be elected by a plurality of all the votes cast.

Section 5.4     Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast (without regard to class or series) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such matter shall constitute a quorum. To the extent permitted by Maryland law as in effect from time to time, the foregoing quorum provision may be changed by the Bylaws.

Section 5.5     Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series of stock, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.6     Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

Section 5.7     Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.8     Removal of Directors. Subject to the rights of holders of shares of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

Section 5.9     Corporate Opportunities. The Corporation shall have the power to renounce, by resolution of the Board of Directors, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, business opportunities or classes or categories of business opportunities that are (a) presented to the Corporation or (b) developed by or presented to one or more directors or officers of the Corporation.

Section 5.10   Subtitle 8. In accordance with Section 3‑802(c) of the MGCL, the Corporation is prohibited from electing to be subject to the provisions of Sections 3‑803, 3‑804 or 3‑805 of the MGCL, unless such election is approved by the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote generally in the election of directors.

ARTICLE VI

STOCK

Section 6.1     Authorized Shares. The Corporation has authority to issue 25,000,000 shares of stock, initially consisting of 25,000,000 shares of common stock, $0.25 par value per share (“Common Stock”). The aggregate par value of all authorized shares of stock having par value is $6,250,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article VI, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

Section 6.2     Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3     Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including preferred stock (“Preferred Stock”).

Section 6.4     Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in any Charter document filed with the SDAT.

Section 6.5     Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

Section 6.6     Special Meeting of Stockholders. A special meeting of stockholders requested by the stockholders may only be called upon the request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting in accordance with the Bylaws.

ARTICLE VII

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 7.1     Amendments Generally. The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.

Section 7.2     Approval of Certain Extraordinary Actions and Charter Amendments.

Except as otherwise required by the MGCL or any of the terms of any preferred stock of the Corporation, the affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter shall be necessary to effect:

Any amendment to the Charter to make the Common Stock a “redeemable security” and any other proposal to convert the Corporation, whether by amendment to the Charter, merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

(ii)     The liquidation or dissolution of the Corporation and any amendment to the Charter to effect any such liquidation or dissolution; and

(iii)    Any amendment to, or any amendment inconsistent with the provisions of, Section 5.1, Section 5.2, Section 5.3, Section 5.8, Section 6.6, Section 7.1 or this Section 7.2.

(b)     Except as otherwise provided in Section 7.2(a) or required by the MGCL or any of the terms of any preferred stock of the Corporation, the affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter shall be necessary to effect:

(i)     Any amendment to the Charter, except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter;

(ii)    Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Corporation that the MGCL requires be approved by the stockholders of the Corporation; and

(v)     Any transaction between (a) the Corporation and (b) a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group; provided, however, that if both (1) the Board of Directors approves such transaction and (2) the directors separately, by a vote of at least two-thirds of the directors who are not affiliated with such person or group, approve such transaction, then no stockholder approval of such transaction shall be required unless the MGCL or another provision of the Charter or Bylaws requires such approval.

ARTICLE VIII

LIMITATION OF LIABILITY; INDEMNIFICATION
AND ADVANCE OF EXPENSES

Section 8.1     Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 8.2     Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that the person (a) is a present or former director or officer of the Corporation or (b) while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (in each case, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director or officer of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted or required under Maryland law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 8.4 with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors.

Section 8.3     Right to Advancement of Expenses. The right to indemnification conferred in Section 8.2 shall include the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if Maryland law so requires, an Advancement of Expenses incurred by an Indemnitee in such person’s capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of (a) a written affirmation by the Indemnitee of his or her good faith belief that the standard of conduct necessary for indemnification has been met and (b) a written undertaking (clauses (a) and (b) collectively, an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that the standard of conduct was not met by such Indemnitee.

Section 8.4     Right of Indemnitee to Bring Suit. If a claim under Section 8.2 or 8.3 is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days after receipt of a written claim and, if required, an Undertaking, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or an Advancement of Expenses hereunder, it shall be a defense that the Indemnitee has not met any applicable standard of conduct for indemnification set forth under the MGCL or is not entitled to the requested Advancement of Expenses. In any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that the Indemnitee has not met any applicable standard of conduct for indemnification set forth in the MGCL. Neither the failure of the Corporation (including by its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including by its Board, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct set forth in the MGCL, shall be a defense to the suit or create a presumption that Indemnity has not met the applicable standard of conduct.

Section 8.5     Indemnification and Advancement of Expenses. The rights to indemnification and advance of expenses provided by the Charter and Bylaws shall vest immediately upon election or appointment of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) of Section 8.2 and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in the Charter and Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Section 8.6     1940 Act. The provisions of this Article VIII shall be subject to the requirements and limitations of the 1940 Act.

Section 8.7     Amendment or Repeal. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VIII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

-  Signature Page Follows –

IN WITNESS WHEREOF, I have signed these Articles of Incorporation and acknowledge the same to be my act on this ___ day of __________, 2017.

Michael S. Sarner

Appendix E

Proposed Maryland Bylaws

CAPITAL SOUTHWEST CORPORATION

BYLAWS

____________, 2017

ARTICLE I

OFFICES

Section 1.     PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2.     ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.     PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.     ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3.     SPECIAL MEETINGS.

(a)     General. Each of the Chairman of the Board, President and a majority of the directors then in office may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the Chairman of the Board, President or majority of the directors then in office, whoever has called the meeting. Subject to the charter of the Corporation (the “Charter”) and subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the Secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b)     Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A  under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including any successor provision thereunder, the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date and the Secretary shall inform the stockholders that sent the Record Date Request Notice of such Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the Secretary.

(2)     In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the Secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder (including any shares of any class or series of stock of the Corporation as to which such stockholder has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent) and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the Secretary by registered mail, return receipt requested, and (e) be received by the Secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(3)     The Secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials) within ten days of the Delivery Date (as defined below). If the Secretary fails to inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting, the requesting stockholders shall be deemed to have complied with the provisions of this paragraph (3). The Secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the Secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4)     In the case of any special meeting called by the Secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5)     If written revocations of the Special Meeting Request have been delivered to the Secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the Secretary:  (i) if the notice of meeting has not already been delivered, the Secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the Secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the Secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting. For purposes of these Bylaws, an electronic transmission shall constitute a writing.

(6)     The Chairman of the Board, Chief Executive Officer, President or majority of the Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the Secretary until the earlier of (i) five Business Days after actual receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the Secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7)     For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

Section 4.     NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law, directed to each stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5.     ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the Chairman of the Board or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting in the following order:  the Vice Chairman of the Board, if there is one, the Chief Executive Officer, the President, the Vice Presidents in their order of rank and, within each rank, in their order of seniority, the Secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The Secretary or, in the case of a vacancy in the office or absence of the Secretary, an Assistant Secretary or an individual appointed by the Board of Directors or the chairman of the meeting shall act as secretary of the meeting and record the minutes of the meeting. In the event that the Secretary presides at a meeting of stockholders, an Assistant Secretary, or, in the absence of all Assistant Secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting the time allotted to questions or comments; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 6.     QUORUM. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of all the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutory or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class or series on such a matter shall constitute a quorum. This section shall not affect any requirement under any statute, the Charter or these Bylaws for the vote necessary for the approval of any matter.

If, however, such quorum is not established at any meeting of stockholders, the chairman of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 120 days after the original record date or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7.     VOTING. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute, by the Charter or by these Bylaws. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8.     PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law. Such proxy or evidence of authorization of such proxy shall be filed with the Secretary before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable proxy or unless otherwise made irrevocable by law.

Section 9.     VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the Secretary of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10.   INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. No director or candidate for the office of director shall act as an inspector of an election of directors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock represented at the meeting, in person or by proxy, the existence of a quorum and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11.   ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a)     Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or

(iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)     For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the nomination or other business must be permitted by applicable law, the Charter and these Bylaws, and the stockholder must have given timely notice thereof in writing to the Secretary and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (or if an annual meeting has not previously been held), in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3)     Such stockholder’s notice shall set forth:

(i)     as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”),

(A)     all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A under the Exchange Act and

(B)     whether such stockholder believes any such Proposed Nominee is, or is not, an “interested person” of the Corporation, as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (including any successor provision thereunder, the “1940 Act”) and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination;

(ii)     as to any other business that the stockholder proposes to bring before the meeting, a description in reasonable detail of such business, the stockholder’s reasons for proposing such business at the meeting (including the text of any reasons for the business that will be disclosed in any proxy statement or supplement thereto to be filed with the Securities and Exchange Commission), the text of the proposal or business (including the text of any resolutions proposed for consideration) and a description in reasonable detail of any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom, and all other information related to such proposed business that would be required to be disclosed in a proxy statement or other filing required to be made by the stockholder or any Stockholder Associated Person in connection with the solicitation of proxies or consents in support of such proposed business by such stockholder or one or more Stockholder Associated Persons pursuant to Section 14(a) and Regulation 14A under the Exchange Act;

(iii)     as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person:

(A)     the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) (including any shares of any class or series of stock of the Corporation as to which such stockholder has a right to acquire beneficial ownership at any time in the future, whether such right is exercisable immediately, only after the passage of time or only upon the satisfaction of certain conditions precedent) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)     the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)     whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any other closed-end investment company (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company),

(D)     any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series,

(E)     a description in reasonable detail of all agreements, arrangements and understandings, written or oral and formal or informal, (1) between or among the stockholder giving the notice and any of the Stockholder Associated Persons or (2) between or among the stockholder giving the notice or any of the Stockholder Associated Persons and any other person or entity (naming each such person or entity) in connection with or related to the proposal of business by a stockholder or any Proposed Nominee, including without limitation (x) any understanding, formal or informal, written or oral, that the stockholder giving the notice or any of the Stockholder Associated Persons may have reached with any stockholder of the Corporation (including their names) with respect to how such stockholder will vote its shares in the Corporation at any meeting of the Corporation’s stockholders or take other action in support of or related to any business proposed or any Proposed Nominee, or other action to be taken, by the proposing stockholder or any of the Stockholder Associated Persons, and (y) any agreements that would be required to be disclosed by the stockholder giving the notice or any Stockholder Associated Person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder giving the notice or any Stockholder Associated Person or other person or entity),

(F)     a description in reasonable detail of any rights to dividends on the shares of any class or series of stock of the Corporation directly or indirectly held of record or beneficially by such person that are separated or separable from the underlying shares of the Corporation, and

(G)     a description in reasonable detail of any performance-related fees (other than an asset-based fee) to which the person may be entitled as a result of any increase or decrease in the value of shares of the Corporation or any of its derivative securities;

(iv)     a description in reasonable detail of any pending, or to such Stockholder Associated Person’s knowledge, threatened legal proceeding in which any Stockholder Associated Person is a party or participant involving the Corporation or any officer, “affiliate” (for purposes of these Bylaws, as such term is used by Rule 12b‑2 under the Exchange Act) or “associate” (for purposes of these Bylaws, as such term is used by Rule 12b‑2 under the Exchange Act) of the Corporation;

(v)     as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee;

(A)     the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee, and

(B)     the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person,

(v)     the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal;

(vi)     to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the Proposed Nominee for election or reelection as a director or the proposal of other business;

(vii)     a representation as to whether the stockholder or any Stockholder Associated Person intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s beneficial owners of outstanding shares of stock entitled to vote and required to approve the proposed business described in such stockholder’s notice or to approve any Proposed Nominee and at least the percentage of the Corporation’s record owners of outstanding shares of stock entitled to vote on the proposed business described in such stockholder’s notice to approve any Proposed Nominee; and

(viii)     a representation that the stockholder or its qualified representative intends to appear in person at the meeting to propose the action specified in the notice and to vote all proxies solicited.

(4)     Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (A) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (B) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5)     Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Central Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)     For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person who is a member of a “group” (as such term is used in Rule 13d‑5 of the Exchange Act) with or otherwise acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary), (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person and beneficially owns, directly or indirectly, shares of stock of the Corporation, (iv) any person that directly or indirectly through one or more intermediaries, controls such stockholder or any Stockholder Associated Person and (v) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such stockholder or other Stockholder Associated Person in respect of any proposals or nominations, as applicable.

(b)     Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c)     General. (1)  If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the Secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2)     Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3)     For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a‑8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the 1940 Act.

(4)     Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a‑8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(5)     Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.

(6)     For the notice required by Section 11(a) to comply with the requirements of this Section 11, it must set forth in writing directly within the body (as opposed to being incorporated by reference from any other document or writing) of such notice all the information required to be included therein as set forth in this Section 11. For the avoidance of doubt, such notice shall not be deemed to be in compliance with this Section 11 if it attempts to include the required information by incorporating by reference any other document, writing or part thereof where such information may be included.

Section 12.   VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

Section 13.   CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Subtitle 7 of Title 3 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1.     GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Subject to the restrictions imposed by statute, by the Charter or by these Bylaws, the Board of Directors may exercise the powers of the Corporation.

Section 2.     NUMBER, TENURE AND RESIGNATION. A majority of the entire Board of Directors may from time to time establish, increase or decrease the number of directors by a duly adopted resolution, provided that the number thereof shall never be less than the minimum number required by the MGCL, which is one, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the

Chairman of the Board or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later effective date or an effective date determined upon the happening of an event or events specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3.     ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4.     SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5.     NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6.     QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7.     VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8.     ORGANIZATION. At each meeting of the Board of Directors, the Chairman of the Board or, in the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall act as chairman of the meeting. In the absence of both the Chairman of the Board and Vice Chairman of the Board, the Chief Executive Officer or, in the absence of the Chief Executive Officer, the President or, in the absence of the President, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The Secretary or, in his or her absence, an Assistant Secretary, or, in the absence of the Secretary and all Assistant Secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

Section 9.     TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time; provided however, this Section 9 does not apply to any action of the directors pursuant to the 1940 Act that requires the vote of the directors to be cast in person at a meeting. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10.   WRITTEN CONSENT BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent to such action is given in writing or by electronic transmission by each director and is filed with the minutes of proceedings of the Board of Directors; provided however, this Section 10 does not apply to any action of the directors pursuant to the 1940 Act that requires the vote of the directors to be cast in person at a meeting.

Section 11.   VACANCIES. Subject to the applicable requirements of the 1940 Act and the MGCL, any vacancy on the Board of Directors may be filled in the manner provided in the Charter.

Section 12.   COMPENSATION. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for service as a member of the Board or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13.   RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14.   RATIFICATION. The Board of Directors or the stockholders may ratify any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter, and if so ratified, shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any action or inaction questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15.   PRESUMPTION OF ASSENT. A director of the Corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary within 24 hours after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action or failed to make his dissent known at the meeting.

Section 16.   EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). The existence of an Emergency shall be determined by the Board of Directors in its sole discretion. During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

Section 17.   LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

Section 18.   SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

ARTICLE IV

COMMITTEES

Section 1.     NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2.     POWERS. The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.

Section 3.     MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board of Directors shall otherwise provide. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary for placement in the minute books of the Corporation.

Section 4.     TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5.     WRITTEN CONSENT BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6.     VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1.     GENERAL PROVISIONS. The officers of the Corporation shall include a President, a Secretary and a Treasurer and may include a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, a Chief Operating Officer, a Chief Investment Officer, a Chief Financial Officer, a Chief Compliance Officer, a Chief Legal Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation, including any officers elected to fill a vacancy among the officers, shall be elected by the Board of Directors, except that the Chief Executive Officer or President may from time to time appoint one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers or other officers. Each officer shall serve for the term specified by the Board of Directors or the appointing officer or, if no such term is specified, until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except President and Vice President may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2.     REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3.     VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4.     CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a Chairman of the Board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the Chairman of the Board as an executive or non-executive chairman. The Chairman of the Board shall preside over the meetings of the Board of Directors. The Chairman of the Board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5.     CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a Chief Executive Officer. In the absence of such designation, the Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chief Executive Officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.     CHIEF OPERATING OFFICER. The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as determined by the Board of Directors or the Chief Executive Officer.

Section 7.     CHIEF INVESTMENT OFFICER. The Board of Directors may designate a Chief Investment Officer. The Chief Investment Officer shall have the responsibilities and duties as determined by the Board of Directors or the Chief Executive Officer.

Section 8.     CHIEF FINANCIAL OFFICER. The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as determined by the Board of Directors or the Chief Executive Officer.

Section 9.     CHIEF COMPLIANCE OFFICER. The Chief Compliance Officer, subject to the direction of and reporting to the Board of Directors, shall be responsible for the oversight of the Corporation’s compliance with the Federal securities laws. The designation, compensation and removal of the Chief Compliance Officer must be approved by the Board of Directors, including a majority of the directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Corporation. The Chief Compliance Officer shall perform such executive, supervisory and management functions and duties as may be assigned to him or her from time to time.

Section 10.   PRESIDENT. In the absence of a Chief Executive Officer, the President shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a Chief Operating Officer by the Board of Directors, the President shall be the Chief Operating Officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 11.   VICE PRESIDENTS. In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President; and shall perform such other duties as from time to time may be assigned to such Vice President by the Chief Executive Officer, the President or the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Executive Vice President, Senior Vice President, or Vice President for particular areas of responsibility.

Section 12.   SECRETARY. The Secretary shall (i) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records and of the seal of the Corporation; (iv) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (v) have general charge of the stock transfer books of the Corporation; and (vi) in general perform such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or the Board of Directors.

Section 13.   TREASURER. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the Chief Executive Officer, the President or the Board of Directors. In the absence of a designation of a Chief Financial Officer by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation.

The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

Section 14.   ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or Treasurer, respectively, or by the Chief Executive Officer, the President or the Board of Directors.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1.     CONTRACTS. The Board of Directors of the Corporation approved by the Board of Directors and acting within the scope of its authority pursuant to a management or advisory agreement with the Corporation may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors or a manager or adviser acting within the scope of its authority pursuant to a management or advisory agreement and executed by the Chief Executive Officer, the President or any other person authorized by the Board of Directors.

Section 2.     CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3.     DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1.     CERTIFICATES. Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2.     TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3.     REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, destroyed, stolen or mutilated.

Section 4.     FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5.     STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6.     FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.

Section 7.     REGULATIONS. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.

Section 8.     LEGENDS. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1.     AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2.     CONTINGENCIES. Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 1.     SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2.     AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

Section 3.     BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

Section 4.     SECURITIES OF OTHER CORPORATIONS. The Chairman of the Board, the President or any Vice President shall have the power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

Section 5.     INVALID PROVISIONS. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

Section 6.     MORTGAGES, ETC. With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

Section 7.     HEADINGS. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

Section 8.     REFERENCES. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

ARTICLE XI

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law and the 1940 Act, in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws and the Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Any indemnification or payment or reimbursement of expenses made pursuant to this Article XI shall be subject to the Charter and applicable requirements of the 1940 Act.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XII

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIII

INVESTMENT COMPANY ACT

If and to the extent that any provision of the MGCL, including, without limitation, Subtitle 6 and, if then applicable, Subtitle 7, of Title 3 of the MGCL, or any provision of the Charter or these Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control.

ARTICLE XV

AMENDMENT OF BYLAWS

The Board is vested with the power to adopt, alter or repeal any provision of these Bylaws and to adopt new Bylaws. Except as otherwise provided by the MGCL or required by any of the terms of any preferred stock of the Corporation, stockholders may alter or repeal any other provision of these Bylaws and adopt new Bylaws with approval by a majority of the votes entitled to be cast on the matter.

Appendix F

Form Indemnification Agreement

INDEMNIFICATION AGREEMENT

This Indemnification Agreement, dated as of [•], 2017, is made by and between Capital Southwest Corporation, a Maryland corporation (the “Company”), and [director/officer] (the “Indemnitee”).

RECITALS

A.     The Company is aware that competent and experienced persons are increasingly reluctant to serve as representatives of corporations unless they are protected by comprehensive liability insurance and/or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such representatives;

B.     The members of the Board of Directors of the Company (the “Board”) have concluded that, to retain and attract talented and experienced individuals to serve as representatives of the Company and its Subsidiaries and Affiliates and to encourage such individuals to take the business risks necessary for the success of the Company and its Subsidiaries and Affiliates, it is necessary for the Company to contractually indemnify certain of its representatives and the representatives of its Subsidiaries and Affiliates, and to assume for itself maximum liability for Expenses and Other Liabilities in connection with claims against such representatives in connection with their service to the Company and its Subsidiaries and Affiliates;

C.     Section 2‑418 (“Section 2‑418”) of the Maryland General Corporation Law (the “MGCL”) empowers the Company to indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 2‑418 is not exclusive; and

D.     The Company desires and has requested the Indemnitee to serve or continue to serve as a representative of the Company and/or the Subsidiaries or Affiliates of the Company free from undue concern about inappropriate claims for damages arising out of or related to such services to the Company and/or the Subsidiaries or Affiliates of the Company.

AGREEMENT

NOW,  THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.     Definitions. In addition to definitions set forth elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.

(a)     Affiliate. For purposes of this Agreement, “Affiliate” of the Company means any corporation, partnership, limited liability company, joint venture, trust or other enterprise in respect of which the Indemnitee is or was or will be serving as a director, officer, advisory director, trustee, manager, member, partner, employee, agent, attorney, consultant, member of the entity’s governing body (whether constituted as a board of directors, board of managers, general partner or otherwise), fiduciary, or in any other similar capacity at the direct or indirect request of the Company, and including, but not limited to, any employee benefit plan of the Company or a Subsidiary or Affiliate of the Company.

(b)     Change in Control. For purposes of this Agreement, “Change in Control” means if, after the effective date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a Subsidiary or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Subsidiary becomes the “Beneficial Owner” (as defined in Rule 13d‑3 under said Act), directly or indirectly, of securities of the Company representing  a majority of the total voting power represented by the Company’s then outstanding capital stock, (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the outstanding capital stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into capital stock of the surviving entity) a majority of the total voting power represented by the capital stock of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets.

(c)     Disabling Conduct. For purposes of this Agreement, “Disabling Conduct” means, as to a director or officer of the Company, willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director’s office as set forth in Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(d)     Expenses. For purposes of this Agreement, “Expenses” means all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements, and other out‑of‑pocket costs) paid or incurred by the Indemnitee in connection with either the investigation, defense or appeal of, or being a witness in, a Proceeding (as defined below) or establishing or enforcing a right to indemnification under this Agreement, Section 2‑418 or otherwise; provided,  however, that Expenses shall not include any judgments, fines, ERISA excise taxes or penalties or amounts paid in settlement of a Proceeding.

(e)     Indemnifiable Event. For purposes of this Agreement, “Indemnifiable Event” means any event or occurrence related to Indemnitee’s service for the Company or any Subsidiary or Affiliate as an Indemnifiable Person (as defined below), or by reason of anything done or not done, or any act or omission, by Indemnitee in any such capacity.

(f)     Indemnifiable Person. For the purposes of this Agreement, “Indemnifiable Person” means any person who is or was a director, officer, trustee, manager, member, partner, employee, attorney, consultant, member of the governing body  of the Company or a Subsidiary or Affiliate of the Company (whether constituted as a board of directors, board of managers, general partner or otherwise) or other agent or fiduciary of the Company or a Subsidiary or Affiliate of the Company.

(g)     Independent Counsel. For purposes of this Agreement, “Independent Counsel” means legal counsel that is “independent legal counsel” within the meaning of Rule 0‑1(a)(6) under the 1940 Act, has not performed services for the Company or Indemnitee in the five years preceding the time in question and that would not, under applicable standards of professional conduct, have a conflict of interest in representing either the Company or Indemnitee.

(h)     Independent Director. For purposes of this Agreement, “Independent Director” means a member of the Board who is not an “interested person” of the Company as defined in the 1940 Act and who is not a party to the Proceeding for which a claim is made under this Agreement.

(i)     Other Liabilities. For purposes of this Agreement, “Other Liabilities” means any and all liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA (or other benefit plan related) excise taxes or penalties, and amounts paid in settlement and all interest, taxes, assessments and other charges paid or payable in connection with or in respect of any Expenses or any such judgments, fines, ERISA (or other benefit plan related) excise taxes or penalties, or amounts paid in settlement).

(j)     Proceeding. For the purposes of this Agreement, “Proceeding” means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever, preliminary, informal or formal, including any arbitration or other alternative dispute resolution and including any appeal of any of the foregoing.

(k)     Subsidiary. For purposes of this Agreement, “Subsidiary” means any entity of which a majority of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

2.       Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an Indemnifiable Person in the capacity or capacities in which the Indemnitee currently serves the Company as an Indemnifiable Person, and any additional capacity in which Indemnitee may agree to serve, until such time as Indemnitee’s service in a particular capacity shall cease, by resignation or otherwise. Nothing in this Agreement is intended to create any obligation, right or guarantee of continued employment or other form of service for the Company or a Subsidiary or Affiliate of the Company.

3.       Mandatory Indemnification.

(a)     Agreement to Indemnify. In the event the Indemnitee is a person who was or is a party to or witness in or is threatened to be made a party to or witness in any Proceeding by reason of an Indemnifiable Event, the Company shall indemnify the Indemnitee from and against any and all Expenses and Other Liabilities incurred by the Indemnitee in connection with (including in preparation for) such Proceeding to the fullest extent not prohibited by the MGCL, as the same may be amended from time to time (but only to the extent that such amendment permits the Company to provide broader indemnification rights than the MGCL permitted prior to the adoption of such amendment), and to the fullest extent not prohibited by the 1940 Act.

(b)     Exception for Amounts Covered by Insurance and Other Sources. Notwithstanding the foregoing,  the Company shall not be obligated to indemnify the Indemnitee for Expenses or Other Liabilities of any type whatsoever (including, but not limited to judgments, fines, penalties, ERISA excise taxes or penalties and amounts paid in settlement) to the extent such have been paid directly to the Indemnitee (or paid directly to a third party on the Indemnitee’s behalf) by any directors and officers or other type of insurance maintained by the Company.

(c)     Company Obligations Primary. The Company hereby acknowledges that the Indemnitee may have rights to indemnification, advancement or insurance for Expenses and Other Liabilities provided by one or more entities, including certain stockholders of the Company (each, an “Other Indemnitor”). The Company agrees with the Indemnitee that the Company is the indemnitor of first resort of the Indemnitee with respect to matters for which indemnification is provided under this Agreement and that the Company will be obligated to make all payments due to or for the benefit of the Indemnitee under this Agreement without regard to any rights that the Indemnitee may be provided by any Other Indemnitor. The Company hereby waives any equitable rights to contribution or indemnification by or on behalf of any Other Indemnitor in respect of any amounts paid to the Indemnitee hereunder. The Company further agrees that no reimbursement, payment or advancement of Expenses or Other Liabilities by or on behalf of any Other Indemnitor to or for the benefit of  the Indemnitee shall affect the obligations of the Company hereunder, and that the Company shall be obligated to repay any Other Indemnitor for all amounts so paid, reimbursed or advanced to the extent that the Company has an obligation to indemnify the Indemnitee for such Expenses or Other Liabilities hereunder.

4.       Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses or Other Liabilities, but not entitled, however, to indemnification for the total amount of such Expenses or Other Liabilities, the Company shall nevertheless indemnify the Indemnitee for such total amount except for the portion thereof as to which the Indemnitee is not entitled under the provisions of the MGCL. In any review or Proceeding to determine the extent of indemnification, the Company shall bear the burden to establish, by clear and convincing evidence, the lack of a successful resolution of a particular claim, issue or matter and which amounts sought in indemnity are allocable to claims, issues or matters which were not successfully resolved.

5.       Continuation of Indemnity. So long as the Indemnitee shall continue to serve the Company or a Subsidiary or Affiliate of the Company as an Indemnifiable Person, and thereafter so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding as a result of an Indemnifiable Event, all agreements and obligations of the Company to the Indemnitee contained herein shall continue, and the Company shall use reasonable efforts to maintain (for the benefit of the Indemnitee as an insured) one or more director and officer liability insurance policies, with coverage limits, exclusions and deductibles applicable to the Indemnitee determined by the Board to be appropriate and, in any event, not less favorable than those applicable to the Chief Executive Officer of the Company.

6.       Mandatory Advancement of Expenses. If requested by the Indemnitee (a “Request”), the Company shall advance prior to the final disposition of the Proceeding all Expenses reasonably incurred by the Indemnitee in connection with (including in preparation for) a Proceeding related to an Indemnifiable Event. A Request shall reasonably evidence the Expenses incurred by the Indemnitee and shall include or be preceded or accompanied by a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Company as authorized by law and by this Agreement has been met and a written undertaking by or on behalf of the Indemnitee, in substantially the form attached hereto as Exhibit A or in such form as may be required under applicable law as in effect at the time of the execution thereof, to reimburse the portion of any Expenses advanced to the Indemnitee relating to claims, issues or matters in the Proceeding as to which it shall ultimately be established that the standard of conduct has not been met by the Indemnitee and which have not been successfully resolved as described in Section 8 of this Agreement. The advances to be made hereunder shall be paid by the Company to the Indemnitee or directly to a third party designated in writing by the Indemnitee within 30 days following delivery of a written request therefor by the Indemnitee to the Company. Indemnitee’s undertaking to repay any Expenses advanced to Indemnitee hereunder shall be unsecured and shall not be subject to the accrual or payment of any interest thereon. In the event that Indemnitee’s Request shall be accompanied by an affidavit of counsel to Indemnitee to the effect that such counsel has reviewed such Expenses and that such Expenses are reasonable in such counsel’s view, then such Expenses shall be deemed reasonable in the absence of clear and convincing evidence to the contrary.

7.       Notice and Other Indemnification Procedures.

(a)     Notification. Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification or advancement of Expenses with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof. The failure to promptly notify the Company of the commencement of, or the threat of commencement of, any Proceeding, or the Indemnitee’s request for indemnification, however, will not relieve the Company from any obligation that it may have to the Indemnitee hereunder, except to the extent that the Company is materially prejudiced in its defense of such Proceeding as a result of such failure.

(b)     Insurance and Other Matters. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to Section 7(a) above, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all reasonable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such director and officer liability insurance policies.

(c)     Assumption of Defense. In the event the Company shall be obligated to advance the Expenses for any Proceeding against the Indemnitee, the Company, if deemed appropriate by the Company, shall be entitled to assume the defense of such Proceeding as provided herein. Such defense by the Company may include the representation of two or more parties by one attorney or law firm as permitted under the ethical rules and legal requirements related to joint representations. Following delivery of written notice to the Indemnitee of the Company’s election to assume the defense of such Proceeding, the approval by the Indemnitee (which approval shall not be unreasonably withheld) of counsel designated by the Company and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees and expenses of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding. If (i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have notified the Board in writing that notwithstanding counsel’s determination that joint representation is permitted under the ethical rules and legal requirements related to such representations, the Indemnitee has reasonably concluded that there is likely to be a conflict of interest between the Company and the Indemnitee, or between Indemnitee and any other current or former director, officer or employee of the Company who is a named defendant in such Proceeding and is represented by such counsel, in the conduct of any such defense or (iii) the Company fails to employ counsel to assume the defense of such Proceeding within 30 days, the fees and expenses of the Indemnitee’s counsel shall be subject to indemnification and/or advancement pursuant to the terms of this Agreement. Nothing herein shall prevent the Indemnitee from employing counsel for any such Proceeding at the Indemnitee’s expense.

(d)     Settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company’s written consent; provided,  however, that if a Change in Control has occurred subsequent to the date of this Agreement, the Company shall be liable for indemnification of the Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. Neither the Company nor any Subsidiary or Affiliate shall enter into a settlement of any Proceeding that might result in the imposition of any Expense, Other Liability, penalty, limitation or detriment on the Indemnitee, whether indemnifiable under this Agreement or otherwise, without the Indemnitee’s written consent. Neither the Company nor the Indemnitee shall unreasonably withhold consent from any settlement of any Proceeding.

8.       Determination of Right to Indemnification.

(a)     Success on the Merits. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 3(a) of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against Expenses actually and reasonably incurred by him or her in connection therewith.

(b)     Indemnification in Other Situations. In the event that Section 8(a) is inapplicable, the Company shall also indemnify the Indemnitee if the Indemnitee has not failed to meet the applicable standard of conduct for indemnification, including having not engaged in Disabling Conduct.

(c)     Forum. The Indemnitee shall be entitled to select the forum in which determination of whether or not the Indemnitee has met the applicable standard of conduct will be made from among the following:

(1)     Those members of the Board who are Independent Directors, even though less than a quorum;

(2)     A committee of Independent Directors designated by a majority vote of Independent Directors, even though less than a quorum; or

(3)     Independent Counsel selected by the Indemnitee, and approved by the Board, which approval may not be unreasonably withheld, which counsel shall make such determination in a written opinion.

If the Indemnitee is an officer or a director of the Company at the time that Indemnitee is selecting the forum, then the Indemnitee shall not select Independent Counsel as such forum unless there are no Independent Directors or unless the Independent Directors agree to the selection of Independent Counsel as the forum. The selected forum shall be referred to herein as the “Reviewing Party”.

Notwithstanding the foregoing, following any Change in Control subsequent to the date of this Agreement, the Reviewing Party shall be Independent Counsel selected in the manner provided in clause (3) above.

(d)     Decision Timing and Expenses. As soon as practicable, and in no event later than 30 days after the Company’s receipt of written notice of the Indemnitee’s choice of forum pursuant to Section 8(c) above, the Company and the Indemnitee shall each submit to the Reviewing Party such information as they believe is appropriate for the Reviewing Party to consider. The Reviewing Party shall arrive at its decision within a reasonable period of time following the receipt of all such information from the Company and the Indemnitee, but in no event later than 30 days following the receipt of all such information, provided that the time by which the Reviewing Party must reach a decision may be extended by mutual agreement of the Company and the Indemnitee. All Expenses associated with the process set forth in this Section 8(d), including, but not limited to, the Expenses of the Reviewing Party, shall be paid by the Company.

(e)     Court-Ordered Indemnification. Notwithstanding any other provision of this Agreement, a court of appropriate jurisdiction, upon application of Indemnitee and such notice as the court shall require, may order indemnification of Indemnitee by the Company in the following circumstances:

(i)     if such court determines that Indemnitee is entitled to indemnification under Section 2‑418(d)(1) of the MGCL; or

(ii)    if such court determines that Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not Indemnitee (A) has met the standards of conduct set forth in Section 2‑418(b) of the MGCL or (B) has been adjudged liable for receipt of an improper personal benefit under Section 2‑418(c) of the MGCL, the court may order such indemnification as the court shall deem proper without regard to any limitation on such court-ordered indemnification contemplated by Section 2‑418(d)(2)(ii) of the MGCL.

(f)     Expenses. The Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 8 involving the Indemnitee and against all Expenses and Other Liabilities incurred by the Indemnitee in connection with any other Proceeding between the Company and the

Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the material claims of the Indemnitee in any such Proceeding was frivolous or in bad faith.

(g)     Presumption. In connection with any determination as to whether the Indemnitee is entitled to be indemnified hereunder, or to advancement of Expenses, the Reviewing Party or court shall presume that the Indemnitee has satisfied the applicable standard of conduct and shall be entitled to indemnification or advancement of Expenses, and the burden of proof shall be on the Company to establish by clear and convincing evidence that the Indemnitee is not so entitled. The provisions of this Section 8(g) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement. In addition, the knowledge and/or actions, or failures to act, of any other person serving the Company or a Subsidiary or Affiliate of the Company as an Indemnifiable Person shall not be imputed to the Indemnitee for purposes of determining the right to indemnification hereunder.

9.       Exceptions. Any other provision herein to the contrary notwithstanding,

(a)     Claims Initiated by Indemnitee. The Company shall not be obligated pursuant to the terms of this Agreement to indemnify or advance Expenses to the Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to (i) Proceedings brought to establish or enforce a right to indemnification under this Agreement, any other statute or law, as permitted under Section 2‑418, or otherwise, (ii) where the Board has consented to the initiation of such Proceeding or (iii) with respect to Proceedings brought to discharge the Indemnitee’s fiduciary responsibilities, whether under ERISA or otherwise, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board finds it to be appropriate;

(b)     Actions Based on Federal Statutes Regarding Profit Recovery and Return of Bonus Payments. The Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of (i) any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto (the “Exchange Act”) or similar provisions of any federal, state or local statutory law or (ii) any reimbursement of the Company by the Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes‑Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes‑Oxley Act); and

(c)     Unlawful Indemnification. The Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee for Other Liabilities if such indemnification is prohibited by law as determined by a court of competent jurisdiction in a final adjudication not subject to further appeal.

10.     Non‑Exclusivity. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company’s charter or bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to acts or omissions in his or her official capacity and to acts or omissions in another capacity while serving the Company or a Subsidiary or Affiliate as an Indemnifiable Person and the Indemnitee’s rights hereunder shall continue after the Indemnitee has ceased serving the Company or a Subsidiary or Affiliate as an Indemnifiable Person and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

11.     Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

12.     Supersession, Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) and except as expressly provided herein, no such waiver shall constitute a continuing waiver.

13.     Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

14.     Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipt is provided by the party to whom such communication is delivered or (ii) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the signing by the recipient of an acknowledgment of receipt form accompanying delivery through the U.S. mail, (iii) personal service by a process server or (iv) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS or DHL) or other commercial delivery service. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice complying with the provisions of this Section 14. Delivery of communications to the Company with respect to this Agreement shall be sent to the attention of the Company’s Secretary.

15.     No Presumptions. For purposes of this Agreement, the termination of any Proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law or otherwise. In addition, neither the failure of the Company or a Reviewing Party to have made a determination as to whether the Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Company or a Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of Proceedings by the Indemnitee to secure a judicial determination by exercising the Indemnitee’s rights under Section 8(e) of this Agreement shall be a defense to the Indemnitee’s claim or create a presumption that the Indemnitee has failed to meet any particular standard of conduct or did not have any particular belief or is not entitled to indemnification under applicable law or otherwise.

16.     Survival of Rights. The rights conferred on the Indemnitee by this Agreement shall continue after the Indemnitee has ceased to serve the Company or a Subsidiary or Affiliate of the Company as an Indemnifiable Person and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

17.     Subrogation and Contribution.

(a)     Except as otherwise expressly provided herein, in the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

(b)     To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to the Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by or on behalf of the Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and the Indemnitee in connection with such event(s) and/or transaction(s).

18.     Specific Performance. The parties recognize that if any provision of this Agreement is violated by the Company, the Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if the Indemnitee so elects, to institute Proceedings, either in law or at equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as the Indemnitee may elect to pursue.

19.     Counterparts. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

20.     Headings. The headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of interpretation thereof.

21.     Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Maryland, as applied to contracts between Maryland residents entered into and to be performed entirely with Maryland.

22.     Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Maryland for all purposes in connection with any Proceeding which arises out of or relates to this Agreement.

23.     Reports to Stockholders. To the extent required by the MGCL, the Company shall report in writing to its stockholders the payment of any amounts for indemnification of, or advance to, Indemnitee under this Agreement arising out of a Proceeding by or in the right of the Company with the notice of the meeting of stockholders of the Company next following the date of the payment of any such indemnification or advance or prior to such meeting.

24.     Termination of Prior Agreement. This Agreement supersedes any indemnification agreement previously entered into between the parties hereto. Such agreement is hereby terminated and shall be of no further force or effect.

The parties hereto have entered into this Indemnification Agreement effective as of the date first above written.

CAPITAL SOUTHWEST CORPORATION

By:

Its:

Address:

INDEMNITEE

Address:

[Indemnification Signature Page]

EXHIBIT A

AFFIRMATION AND UNDERTAKING TO REPAY EXPENSES ADVANCED

To:  The Board of Directors of Capital Southwest Corporation.

Re:  Affirmation and Undertaking

Ladies and Gentlemen:

This Affirmation and Undertaking is being provided pursuant to that certain Indemnification Agreement, dated the _____ day of ______________, 20__, by and between Capital Southwest Corporation, a Maryland corporation (the “Company”), and the undersigned Indemnitee (the “Indemnification Agreement”), pursuant to which I am entitled to advance of Expenses in connection with [Description of Proceeding] (the “Proceeding”).

Terms used herein and not otherwise defined shall have the meanings specified in the Indemnification Agreement.

I am subject to the Proceeding by reason of my being an Indemnifiable Person or by reason of alleged actions or omissions by me in such capacity. I hereby affirm my good faith belief that at all times, insofar as I was involved as [a director] [and] [an officer] of the Company, in any of the facts or events giving rise to the Proceeding, I (1) did not act with bad faith or active or deliberate dishonesty, and did not engage in Disabling Conduct, (2) did not receive any improper personal benefit in money, property or services and (3) in the case of any criminal proceeding, had no reasonable cause to believe that any act or omission by me was unlawful.

In consideration of the advance by the Company for Expenses incurred by me in connection with the Proceeding (the “Advanced Expenses”), I hereby agree that if, in connection with the Proceeding, it is established that (1) an act or omission by me was material to the matter giving rise to the Proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or Disabling Conduct or (2) I actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, I had reasonable cause to believe that the act or omission was unlawful, then I shall promptly reimburse the portion of the Advanced Expenses relating to the claims, issues or matters in the Proceeding as to which the foregoing findings have been established.

IN WITNESS WHEREOF, I have executed this Affirmation and Undertaking on this _____ day of _______________, 20__.

Name:

1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 David R. Brooks 06 John H. Wilson 02 Bowen S. Diehl 03 Jack D. Furst 04 T. Duane Morgan 05 William R. Thomas III The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and 1 YEAR on Proposal 4. For 0 For 0 2 years 0 For Against 0 Against 0 3 years 0 Against Abstain 0 Abstain 0 Abstain 0 Abstain 2 Proposal to approve, the conversion of Capital Southwest Corporation from a Texas corporation to a Maryland corporation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 3 Proposal to approve, on an advisory basis, executive compensation. 1 year 0 4 Proposal to approve, on an advisory basis, the frequency of the advisory vote on executive compensation. Committee of Grant Thornton LLP as our Investor Address Line 3 John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000338669_1 R1.0.1.15 5Proposal to ratify the appointment by our Audit 000 independent registered public accounting firm for the fiscal year ending March 31, 2018. Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # → SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 CAPITAL SOUTHWEST CORPORATION ATTN: BROOKE SCHMIDT 5400 LBJ FREEWAY, SUITE 1300 DALLAS, TX 75240 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com CAPITAL SOUTHWEST CORPORATION Annual Meeting of Shareholders August 2, 2017 9:00 AM This proxy is solicited by the Board of Directors The shareholders hereby appoint Michael S. Sarner and Brooke Schmidt, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of Capital Southwest Corporation, that the shareholders is/are entitled to vote at the Annual Meeting of shareholders to be held at 9:00 AM, CDT on August 2nd, 2017, at the Hilton Dallas Lincoln Centre located at 5410 LBJ Freeway, Dallas, Texas 75240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000338669_2 R1.0.1.15